      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 2003

                                                  1933 ACT FILE NO. ___________

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          MFS(R)/SUN LIFE SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               500 BOYLSTON, STREET, BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-954-5000

                                 -------------

                             STEPHEN E. CAVAN, ESQ.
                   MASSACHUSETTS FINANCIAL SERVICES COMPANY,
                              500 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 -------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

TITLE OF SECURITIES BEING REGISTERED: INITIAL CLASS AND SERVICE SHARES OF BENEFICIAL INTEREST IN THE SERIES OF THE REGISTRANT DESIGNATED TECHNOLOGY SERIES.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAS PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 2-83616).

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON JUNE 16, 2003 PURSUANT TO RULE 488.

===============================================================================

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                        122 East 42nd Street, Suite 1900
                            New York, New York 10017
                     Tel. (800) 447-7569 Fax (781) 304-5313


                                        June 24, 2003

Dear Contract Holder:

    A Special Meeting of Shareholders ("Shareholder Meeting") of Global Telecommunications Series of MFS(R)/Sun Life Series Trust ("Trust") will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on July 28, 2003, at 2:00 p.m. Eastern time.

    All or part of the variable portion of your annuity contract is invested in shares of one or more Series of the Trust. Although you are not a shareholder of any Series, you have the right to instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (NY)"), issuer of the contract, as to the manner in which the number of shares of each Series attributable to your contract should be voted. Sun Life (NY) will follow voting instructions received at least one day prior to the Shareholder Meeting. Shares for which no timely voting instructions are received will be voted by Sun Life (NY) in the same proportion as the shares for which instructions are received.

    You are being asked to give voting instructions on a proposal to merge the Global Telecommunications Series into the Technology Series, which is also a series of the Trust.

    We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated June 24, 2003, and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the Shareholder Meeting.

    YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED IN ORDER TO ENSURE THAT ALL THE SHARES ATTRIBUTABLE TO YOUR CONTRACT ARE VOTED BY SUN LIFE
(NY).

                                        Sincerely,


                                        Robert C. Salipante
                                        President

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                           One Sun Life Executive Park
                      Wellesley Hills, Massachusetts 02481
                     Tel. (800) 752-7215 Fax (781) 304-5313


                                        June 24, 2003

Dear Contract Holder:

A Special Meeting of Shareholders ("Shareholder Meeting") of Global Telecommunications Series of MFS(R)/Sun Life Series Trust ("Trust") will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on July 28, 2003, at 2:00 p.m. Eastern time.

    All or part of the variable portion of your annuity contract is invested in shares of one or more Series of the Trust. Although you are not a shareholder of any Series, you have the right to instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life"), issuer of the contract, as to the manner in which the number of shares of each Series attributable to your contract should be voted. Sun Life will follow voting instructions received at least one day prior to the Shareholder Meeting. Shares for which no timely voting instructions are received will be voted by Sun Life in the same proportion as the shares for which instructions are received.

    You are being asked to give voting instructions on a proposal to merge the Global Telecommunications Series into the Technology Series, which is also a series of the Trust.

    We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated June 24, 2003, and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the Shareholder Meeting.

    YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED IN ORDER TO ENSURE THAT ALL THE SHARES ATTRIBUTABLE TO YOUR CONTRACT ARE VOTED BY SUN LIFE.

                                        Sincerely,


                                        Robert C. Salipante
                                        President

                     MFS GLOBAL TELECOMMUNICATIONS SERIES
                    A SERIES OF MFS/SUN LIFE SERIES TRUST

               500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 28, 2003

A Special Meeting of Shareholders ("Shareholder Meeting") of Global Telecommunications Series, a series of MFS/Sun Life Series Trust ("Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on Monday, July 28, 2003, at 2:00 p.m. Owners of Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York's variable annuity and life insurance contracts that are invested in the Global Telecommunications Series will be asked to provide their respective company with voting instructions on the following proposals:

    ITEM 1. To consider and act upon a proposal to approve a Plan of Reorganization and Termination (the "Plan") between Global Telecommunications Series and Technology Series, each a series of MFS/Sun Life Series Trust, a Massachusetts business trust, providing for the transfer of the assets of the Global Telecommunications Series to the Technology Series in exchange solely for shares of beneficial interest in the Technology Series and the assumption by the Technology Series of the liabilities of the Global Telecommunications Series, the distribution of the Technology Series shares to the shareholders of the Global Telecommunications Series in liquidation of the Global Telecommunications Series and the termination of the Global Telecommunications Series.

    ITEM 2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments thereof.

    The record date for the determination of shareholders who are entitled to notice of and to vote at the Shareholder Meeting or any adjournment thereof has been fixed as close of business on June 10, 2003.

                                        By order of the Board of Trustees,
                                        Stephen E. Cavan, Secretary

June 24, 2003

                           PROSPECTUS/PROXY STATEMENT

                                  JUNE 24, 2003

                          ACQUISITION OF THE ASSETS OF

                        GLOBAL TELECOMMUNICATIONS SERIES

                        BY AND IN EXCHANGE FOR SHARES OF

                                TECHNOLOGY SERIES
                   EACH A SERIES OF MFS/SUN LIFE SERIES TRUST

                               500 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116

                                    * * * * *

    This Prospectus/Proxy Statement relates to the proposed reorganization ("Reorganization") of MFS/Sun Life Series Trust (the "Trust") - Global Telecommunications Series ("Global Telecommunications Series") into MFS/Sun Life Series Trust - Technology Series ("Technology Series"). (The Technology Series and the Global Telecommunications Series are referred to herein as the "Series.") This document will give you the information you need to vote on the proposed Reorganization. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some is technical. If there is anything you don't understand, please contact Sun Life Assurance Company of Canada (U.S.), Annuities Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by calling 1-800-752-7215; and Sun Life Insurance and Annuity Company of New York, c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by calling 1-800-447-7569.

    If the proposed Reorganization is approved, each Initial Class and Service Class shareholder of the Global Telecommunications Series will receive a number of full and fractional Initial Class and Service Class shares, respectively, of the Technology Series equal in value at the date of the exchange to the total value of the shareholder's Global Telecommunications Series shares.

    As of the date of this Prospectus/Proxy Statement, all shares of the Global Telecommunications Series were owned of record by Sun Life Assurance Company of Canada (U.S.) ("Sun Life") and Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") (each, a "Company" or "Shareholder," and collectively, the "Companies" or "Shareholders") and held in the Companies' respective separate accounts ("Separate Accounts") established to fund benefits under variable annuity and variable life insurance contracts ("Contracts") issued by the respective Companies. Each Company is required to solicit instructions from owners and participants and payees under the Contracts ("Contract Holders") with respect to shares held by the Separate Accounts as to how it should vote on the proposal to be considered at the Special Meeting of Shareholders of Global Telecommunications Series, referred to in the preceding Notice, and at any adjournments ("Shareholder Meeting").

    All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Shareholder Meeting, and not revoked, will be voted at the Shareholder Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card or voting instruction form, it will be voted "for" the matters specified on the proxy card or voting instruction form. All shares that are voted and votes to "abstain" will be counted towards establishing a quorum. Shares in the investment division of a Separate Account for which a Company receives no timely voting instructions from Contract Holders, or which are attributable to amounts retained by the Company as surplus or seed money, will be voted by the Company either for or against the proposal, or as an abstention, in the same proportion as the shares for which Contract Holders have provided voting instructions to the Company.

    This Prospectus/Proxy Statement explains concisely what you should know before voting or providing voting instructions on the proposed Reorganization or investing in the Technology Series. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by the Prospectus, dated May 1, 2003, of the Trust, which includes information for the Technology Series (the "Technology Series Prospectus"). The Technology Series Prospectus is incorporated into this Prospectus/Proxy Statement by reference.

    The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

        (i) the Prospectus, dated May 1, 2003, of the Global
    Telecommunications Series;

        (ii) the Statement of Additional Information of the Global Telecommunications Series and the Technology Series, dated May 1, 2003; and

        (iii) a Statement of Additional Information, dated June 24, 2003, relating to the proposed Reorganization.

    For a free copy of any of the above documents, please contact Sun Life Assurance Company of Canada (U.S.), Annuities Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by calling 1-800-752-7215; and Sun Life Insurance and Annuity Company of New York, c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by calling 1-800-447-7569.

    Proxy materials, registration statements and other information filed by the Series can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access such material and other information about the Series on the Commission's Internet site at http://www.sec.gov.

    The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                            *    *    *    *    *

                              TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

Synopsis ................................................................    4
Risk Factors ............................................................   11
General .................................................................   13
Proposal Regarding Approval or Disapproval of Reorganization
  and Related Plan of Reorganization ....................................   13
Background and Reasons for the Proposed Reorganization ..................   14
Information About The Reorganization ....................................   15
Voting Information ......................................................   18
Plan of Reorganization ..................................................  A-1
Extract from Technology Series' Annual Report dated December 31, 2002 ...  B-1

Enclosure
Prospectus of the Technology Series, dated May 1, 2003

                                   SYNOPSIS

    The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between series. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed Reorganization.

1. WHAT IS BEING PROPOSED?
    The Trustees of the Series are recommending that the Shareholders of the Global Telecommunications Series approve the Reorganization of the Global Telecommunications Series into the Technology Series. If the Reorganization is approved, the assets of the Global Telecommunications Series will be transferred to the Technology Series in exchange for shares of the Technology Series with a value equal to those assets net of liabilities, and the Technology Series will assume the liabilities of the Global Telecommunications Series. Immediately following the transfer, the Technology Series shares received by the Global Telecommunications Series will be distributed to its Shareholders, pro rata, and the Global Telecommunications Series will be terminated as soon as reasonably practicable thereafter.

2. WHAT WILL HAPPEN TO THE SHARES OF THE GLOBAL TELECOMMUNICATIONS SERIES AS A RESULT OF THE REORGANIZATION?
    Shares of the Global Telecommunications Series will, in effect, be exchanged on a tax-free basis for shares of the same class of the Technology Series with an equal total net asset value. The Global Telecommunications Series will then be terminated.

3. WHY ARE THE TRUSTEES PROPOSING THIS REORGANIZATION?
    The Trustees believe that the Reorganization is in the best interests of the Shareholders invested in each Series. Over the past few years, the telecommunications industry has contracted dramatically, creating a smaller investment universe and fewer investment opportunities for the Global Telecommunications Series. In February 2000, the level of investable assets in the telecommunications market was nearly $2 trillion, representing approximately 15% of the market (as measured by the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity markets). Today, that level has decreased by 75%, representing approximately 5.6% of that market. In addition, the assets of the Global Telecommunications Series have declined significantly, which has made the Series more expensive to operate and more difficult to manage efficiently. The Technology Series invests in companies believed to benefit from technological advances, including companies in the telecommunications as well as many other fields. Thus, Shareholders formerly invested in the Global Telecommunications Series would continue to have exposure to telecommunications companies, but in a larger portfolio with much greater diversification among technology companies and with lower expenses.

4. WHAT ARE THE BENEFITS OF MERGING THE GLOBAL TELECOMMUNICATIONS SERIES INTO THE TECHNOLOGY SERIES?
    As shown in more detail below, the two Series have similar investment strategies and policies, but the Technology Series is larger than your Series and has increased investment flexibility and lower expenses than your Series. The Trustees believe that combining the two similar Series should provide greater opportunities for diversifying investments and should result in economies of scale leading to lower operating expenses than are incurred by your Series.

    As shown in the Annual Series Operating Expenses table on page   , if the
Reorganization had taken place on December 31, 2001, the annual expense ratios for the Technology Series for the following 12 months ending December 31, 2002, taking into account fee waivers or expense reimbursements, are projected to have been 1.03% for Initial Class shares (compared to 1.25% for your Series) and 1.28% for Service Class shares (compared to 1.50% for your Series). Lower expenses should help keep more of your money invested, which often helps bolster an investment's total return over time.

5. HOW DO THE INVESTMENT GOALS, POLICIES AND RESTRICTIONS OF THE TWO SERIES COMPARE?
    The investment goals and policies of the two Series are similar. The Global Telecommunications Series' objective is long-term growth of capital. The Technology Series' objective is capital appreciation.

    Both Series seek to achieve their goals by investing, under normal circumstances, at least 80% of their net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of issuers that, for the Global Telecommunications Series, are telecommunications companies or, for the Technology Series, are companies that Massachusetts Financial Services Company ("MFS"), the Trust's adviser, believes will benefit from technological advances and improvements. The Series may invest in companies of any size. The Series also may invest in securities of U.S. and non-U.S. issuers, including those in emerging markets. Each Series may invest in bonds rated below investment grade (i.e., "junk bonds"). Each Series also may invest a relatively large percentage of its assets in a single issuer compared to other Series managed by MFS.

    The Series' investments may include securities issued in initial public offerings and securities traded in the over-the-counter markets. Each Series also may establish "short" positions in specific securities or stock indices. In addition, the Series may invest in fixed income securities, including those of corporations, governments and supranational agencies, when relative values make such purchases attractive.

    The primary differences between the Series are as follows: The Global Telecommunications Series generally limits its investments to telecommunications companies. The Technology Series invests in telecommunications companies, but also may invest in companies in many other industries that MFS believes will benefit from technological advances and improvements. These companies are in industries such as computer software and hardware, semiconductors, minicomputers, peripheral equipment, scientific instruments, pharmaceuticals, environmental services, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology and health care and medical supplies. In addition, the Global Telecommunications Series is "non-diversified," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may invest a relatively high percentage of its assets in a small number of issuers. The Technology Series is "diversified," but is permitted to invest a relatively large percentage of its assets in a single issuer compared to other funds managed by MFS.

    Other differences between the Series include the following. The Global Telecommunications Series may invest a substantial portion of its assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries and generally invests in at least three countries, including the U.S. The Technology Series does not have a comparable policy in this regard. In addition, the Technology Series may invest in emerging growth companies (including small cap companies) to a greater extent than the Global Telecommunications Series.

    In addition to the Series' principal investment strategies referred to above, the Series may engage in a number of other investment techniques and practices. The table below summarizes both the principal and non-principal investment techniques and practices that the Series can employ. The risks associated with the principal investment techniques and practices are described, together with their risks, in the Statement of Additional Information.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS     x SERIES USES, OR CURRENTLY ANTICIPATES USING    -- PERMITTED, BUT SERIES DOES NOT CURRENTLY
                                                                ANTICIPATE USING
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   GLOBAL
                                                                             TELECOMMUNICATIONS             TECHNOLOGY
                                                                                   SERIES                     SERIES
                                                                             ------------------             ----------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities ...........................................            --                         --
    Corporate Asset-Backed Securities ...................................             x                         --
    Mortgage Pass-Through Securities ....................................             x                          x
    Stripped Mortgage-Backed Securities .................................            --                         --
  Corporate Securities ..................................................             x                          x
  Loans and Other Direct Indebtedness ...................................             x                          x
  Lower Rated Bonds .....................................................             x                          x
  Municipal Bonds .......................................................            --                         --
  U.S. Government Securities ............................................             x                          x
  Variable and Floating Rate Obligations ................................             x                         --
  Zero Coupon Bonds, Deferred Interest Bonds and
    PIK Bonds............................................................             x                         --
Equity Securities .......................................................             x                          x
Foreign Securities Exposure
  Brady Bonds ...........................................................             x                         --
Depositary Receipts .....................................................             x                          x
  Dollar-Denominated Foreign Debt Securities ............................             x                          x
Emerging Markets ........................................................             x                          x
  Foreign Securities ....................................................             x                          x
Forward Contracts .......................................................             x                          x
Futures Contracts .......................................................             x                          x
Indexed Securities/Structured Products ..................................            --                          x
Inverse Floating Rate Obligations .......................................            --                         --
Investment in Other Investment Companies
  Open-End Series .......................................................             x                          x
  Closed-End Series .....................................................             x                          x
Lending of Portfolio Securities .........................................             x                          x
Leveraging Transactions
  Bank Borrowings .......................................................            --                         --
  Mortgage "Dollar-Roll" Transactions ...................................            --                         --
  Reverse Repurchase Agreements .........................................            --                         --
Options
  Options on Foreign Currencies .........................................             x                          x
  Options on Futures Contracts ..........................................             x                          x
  Options on Securities .................................................             x                          x
  Options on Stock Indices ..............................................             x                          x
  Reset Options .........................................................            --                          x
  "Yield Curve" Options .................................................            --                          x
  Repurchase Agreements .................................................             x                          x
  Short Sales ...........................................................             x                          x
  Short Term Instruments ................................................             x                          x
  Swaps and Related Derivative Instruments ..............................             x                          x
  Temporary Borrowings ..................................................             x                          x
  Temporary Defensive Positions .........................................             x                          x
  "When-Issued" Securities ..............................................             x                          x

6. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE TWO SERIES COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE REORGANIZATION?
    The table below shows the annual operating expenses of the Series. In the fiscal year ended December 31, 2002, the Technology Series paid a management fee of 0.75% of the Series' average daily net assets. In the fiscal year ended December 31, 2002, the Global Telecommunications Series paid a management fee of 1.00% of its average daily net assets. Thus, the management fee rate for the Technology Series is, and after giving effect to the Reorganization would remain, 0.25% lower based on average net assets than that of the Global Telecommunications Series.

    In addition to a lower management fee rate, the Technology Series' "other expenses" for each class of shares were 0.86% lower than the Global Telecommunications Series' "other expenses" without taking into account any fee waiver arrangements, and were 0.09% lower after giving effect to fee waivers and expense reimbursements. The total annual operating expense ratio for each class of shares of the Technology Series, both before and after any fee waiver and/or expense reimbursement, was lower than that of the corresponding class of shares of the Global Telecommunications Series.

    The Series do not impose a sales charge on the purchase of shares. The Series have adopted distribution plans under Rule 12b-1 under the 1940 Act for Service Class shares. The distribution fee payable pursuant to the Rule 12b-1 distribution plan is the same for each Series' Service Class shares. Initial Class shares of each Series do not have a Rule 12b-1 distribution fee.

    The pro forma post-Reorganization expenses of the Technology Series are 0.22% lower for each class of shares, than those of the Global
Telecommunications Series for the 12-month period ended December 31, 2002.

    The following tables summarize the maximum fees and expenses you may pay when Series, expenses that each Series incurred in the 12 months ended December 31, 2002, and pro forma expenses of the Technology Series after giving effect to the Reorganization (assuming that the Reorganization occurred on December 31, 2001). The tables below do not reflect any Contract or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

                       ANNUAL SERIES OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM SERIES ASSETS)

                                                                                                    FEE WAIVER
                                                                                                      AND/OR
                      MANAGEMENT      DISTRIBUTION         OTHER         TOTAL ANNUAL FUND            EXPENSE             NET
                         FEES       (12B-1) FEES(1)     EXPENSES(3)    OPERATING EXPENSES(3)     REIMBURSEMENTS(4)     EXPENSES
                      ----------    ---------------     -----------    ---------------------     -----------------     --------
GLOBAL TELECOMMUNICATIONS SERIES
Initial Class ...      1.00%             N/A              1.02%               2.02%                  (0.77)%            1.25%
Service Class ...      1.00%            0.25%             1.02%               2.27%                  (0.77)%            1.50%

TECHNOLOGY SERIES
Initial Class ...      0.75%             N/A              0.16%               0.91%                    N/A              0.91%
Service Class ...      0.75%            0.25%             0.16%               1.16%                    N/A              1.16%

TECHNOLOGY SERIES

  (PRO FORMA COMBINED)(2)
Initial Class ...      0.75%             N/A              0.28%               1.03%                    N/A              1.03%
Service Class ...      0.75%            0.25%             0.28%               1.28%                    N/A              1.28%

----------
(1) Each Series has adopted a distribution plan for Service Class shares under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Service Class shares (these services are referred to as distribution fees).
(2) Assumes that the Reorganization occurred on December 31, 2001.
(3) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected in the table.
(4) MFS has contractually agreed to bear the expenses of the Global Telecommunications Series such that "Other Expenses," after taking into account the expense offset and brokerage arrangements described above, do not exceed 0.25% annually.

The above table is provided to help you understand the expenses of investing in the Series, including pro forma expenses of the Technology Series after giving effect to the Reorganization, and your share of the operating expenses that each Series incurs.

EXAMPLES
    The following examples translate the expense percentages shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the Series. The examples make certain assumptions. They assume that you invest $10,000 in a Series for the time periods shown and then redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year and that a Series' operating expenses remain the same, except that, with respect to the Global Telecommunications Series, the total operating expenses are assumed to be that Series' "Net Expenses" for the first year, and that Series' "Total Annual Series Operating Expenses" for subsequent years (see the table above). The examples are hypothetical; your actual costs and returns may be higher or lower.

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                    ------     -------     -------     --------

GLOBAL TELECOMMUNICATIONS SERIES
  Initial Class ..................   $127        $559       $1,017      $2,286
  Service Class ..................   $153        $635       $1,145      $2,546

TECHNOLOGY SERIES
  Initial Class ..................   $ 93        $290       $  504      $1,120
  Service Class ..................   $118        $368       $  638      $1,409

TECHNOLOGY SERIES
  (PRO FORMA COMBINED)
  Initial Class ..................   $105        $328       $  569      $1,259
  Service Class ..................   $130        $406       $  702      $1,545

7. HOW HAS THE TECHNOLOGY SERIES PERFORMED?
    As shown in the tables below, the Series' performance generally is comparable. The performance results do not reflect any Separate Account and Contract fees and expenses, which would reduce the performance results.

            ANNUAL TOTAL RETURN* (TOTAL INVESTMENT RETURN AT NAV)
                             INITIAL CLASS SHARES

                                              YEAR ENDED DECEMBER 31,
                                      ----------------------------------------
                                        2002            2001          2000**+
                                        ----            ----          -------
Technology Series ................... (45.98)%        (38.87)%        (14.60)%
Global Telecommunications Series .... (39.38)%        (41.57)%        (33.90)%

               AVERAGE ANNUAL RETURNS* AS OF DECEMBER 31, 2002
                             INITIAL CLASS SHARES

                                                  1 YEAR          LIFE OF SERIES
                                                  ------          --------------
Technology Series .......................        (45.98)%            (39.21)%
Global Telecommunications Series ........        (39.38)%            (46.31)%
----------
* The performance information in the table above reflects reinvestment of dividends and other earnings. The average annual total returns for the Service Class shares of each Series would have been lower than the returns of the Initial Class shares because the Service Class shares have higher total annual expense ratios.
** The Technology Series commenced operations on June 16, 2000. The Global Telecommunications Series commenced operations on August 31, 2000.
+   These returns are not annualized for the year 2000.

    Of course, the Series' past performance is not an indication of future performance. To review the Technology Series in more detail, please refer to Appendix B and the Technology Series' prospectus and most recent annual report.

8. WHAT ARE THE DIFFERENCES IN PORTFOLIO TURNOVER RATES OF THE TWO SERIES? Portfolio turnover is a measure of how frequently a Series trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Series' performance. During its last fiscal year, the Global Telecommunications Series had a portfolio turnover rate of 106% and the Technology Series' portfolio turnover rate was 210%.

9. WHO MANAGES THE TECHNOLOGY SERIES?
    The Technology Series is managed by an MFS team of equity research analysts. Members of the team may change from time to time, and a current list of team members is available by contacting Sun Life Assurance Company of Canada (U.S.), Annuities Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by calling 1-800-752-7215; and Sun Life Insurance and Annuity Company of New York, c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by calling 1-800-447-7569.

10. HOW WILL THE REORGANIZATION HAPPEN?
    If the Reorganization is approved, Global Telecommunications Series shares will be converted to Technology Series shares, using the Series' respective net asset value per share prices as of the close of trading on or about September 5, 2003. This conversion will not affect the total dollar value of your investment.

11. WILL THE REORGANIZATION HAVE TAX CONSEQUENCES?
    The Reorganization itself is a non-taxable event for federal income tax purposes.

12. HOW WILL THE DIVIDEND BE AFFECTED BY THE REORGANIZATION?
    Currently, the Global Telecommunications Series pays substantially all of its net investment income (including any capital gains) annually. After the Reorganization, you will continue to receive distributions of any net investment income (including any realized net capital gains) annually. Your distributions will continue to be reinvested. Of course, the amount of these distributions will reflect the investment performance of the Technology Series.

13. DO THE PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES OF THE TWO SERIES DIFFER?
    No. The procedures for purchasing and redeeming shares of each Series, and for exchanging shares of each Series for shares of other series, are identical. All purchases, redemptions and exchanges are made through the Separate Accounts, which are the record owner of shares.

    Both Series currently offer Initial Class and Service Class shares. Shares of each Series are sold at prices based on net asset value, depending on the class and number of shares purchased. Reinvestment of distributions by the Series are made at net asset value for each class of shares.

    Consult your Contract documents for additional purchase, exchange and redemption information.

14. HOW WILL SHAREHOLDERS BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION? If the proposed Reorganization is approved by Shareholders, you will receive confirmation after the Reorganization is completed. If the Reorganization is not approved, Shareholders will be notified if the Trustees will consider other options. The results of the Shareholder Meeting will be provided in the next annual report of the Global Telecommunications Series.

15. WILL THE NUMBER OF SHARES EACH SHAREHOLDER OWNS CHANGE?
    Yes, but the total value of the shares of the Technology Series Shareholders will receive will equal the total value of the shares of the Global Telecommunications Series that the Shareholders hold at the time of the Reorganization. Even though the net asset value per share of each Series is different, the total value of a Shareholder's holdings will not change as a result of the Reorganization.

                                 RISK FACTORS

    WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN THE TECHNOLOGY SERIES, AND HOW DO THEY COMPARE WITH THOSE FOR THE GLOBAL TELECOMMUNICATIONS SERIES?

    Because the Series share similar goals and policies, the risks of an investment in the Technology Series are similar to the risks of an investment in the Global Telecommunications Series. The Technology Series invests in technology companies (including telecommunications companies) and is subject to the special risks presented by investments in such companies. Investments in the stocks of technology companies can be volatile, for example, because these companies may have products that fall out of favor or become obsolete in relatively short periods of time. In addition, the Technology Series may generally invest a greater portion of its assets in growth and emerging growth companies (including small cap companies) than the Global Telecommunications Series. These companies tend to be subject to abrupt or erratic market movements. A more detailed description of certain risks associated with an investment in each Series is contained in the Series' Prospectus. Each Series is principally subject to the risks described below:

o Market Risk: This is the risk that the price of a security held by the Series will fall due to changing economic, political or market conditions or disappointing earnings results.

o Concentration Risk: Each Series' investment performance will be closely tied to the performance of companies in a single or a limited number of industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the Series than on a Series with a more broadly diversified portfolio.

o Effect of IPOs: The Series may participate in the initial public offering ("IPO") market, and a significant portion of the Series' returns may be attributable to their investment in IPO's, which may have a magnified investment performance impact during the periods when the Series have a small asset base. Like any past performance, there is no assurance that, as a Series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

o Growth Companies Risk: Investments in growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. In addition, emerging growth companies often:

    >   have limited product lines, markets and financial resources;

    >   are dependent on management by one or a few key individuals;

    > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange- listed stocks, and the Series may experience difficulty in buying and selling these securities at a fair price.

o Short Sales Risk: The Series will suffer a loss if they sell a security short and the value of the security rises rather than falls. Because the Series must purchase the security they borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

    > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

    > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

    > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

    >   Foreign markets may be less liquid and more volatile than U.S. markets.

    > Foreign securities often trade in currencies other than the U.S. dollar, and the Series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect a Series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a Series' foreign currency holdings. By entering into forward foreign currency exchange contracts, a Series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which a Series enters the contract may fail to perform its obligations to the Series.

o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

o   Fixed Income Securities Risk:

    > Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Series' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Series' portfolios will generally rise.

    > Maturity Risk: This interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. The average maturity of a Series' fixed income investments will affect the volatility of the Series' share price.

    > Credit Risk: The Series are subject to the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.

    > Liquidity Risk: The fixed income securities purchased by the Series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a Series' performance.

o Issuer Concentration Risk: Because the Series may invest a relatively large percentage of their assets in a single issuer as compared to other Series managed by MFS, each Series' performance may be particularly sensitive to changes in the value of securities of these issuers.

o Active or Frequent Trading Risk: The Series may engage in active and frequent trading to achieve their principal investment strategies. Frequent trading increases transaction costs, which could detract from a Series' performance.

o As with any mutual fund, you could lose money on your investment in the Series.

    An investment in a Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    Other Investments. In addition to the Series' main investment strategies described above, each Series also may buy and sell the other types of
investments indicated by the comparative chart on page      above. The risks
associated with the principal investment techniques and practices used by the Series are summarized above. The non-principal investment techniques in which the Series may engage are described, together with their risks, in the Series' Statement of Additional Information.

                                   GENERAL

    This Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Global Telecommunications Series into the Technology Series and the solicitation of proxies by and on behalf of the Trustees for use at the Shareholder Meeting. The Shareholder Meeting is to be held on Monday, July 28, 2003 at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Shareholder Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy or voting instruction card are being provided to Shareholders and mailed to Contract Holders on or about June 24, 2003.

    As of June 10, 2003, there were      shares of beneficial interest of the
Global Telecommunications Series outstanding. Only shareholders or persons with a voting interest at the close of business on June 10, 2003 will be entitled to vote or give voting instructions at the Shareholder Meeting. Each Shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that Shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

    The Trustees know of no matters other than those set forth herein to be brought before the Shareholder Meeting. If, however, any other matters properly come before the Shareholder Meeting, it is the Trust's intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF REORGANIZATION
                      AND RELATED PLAN OF REORGANIZATION

    Shareholders of the Global Telecommunications Series are being asked to approve or disapprove a Reorganization between the Global Telecommunications Series and the Technology Series pursuant to a Plan of Reorganization and Termination (the "Plan"), a copy of the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

    The Reorganization is structured as a transfer of the assets of the Global Telecommunications Series to the Technology Series in exchange for the assumption by the Technology Series of the liabilities of the Global Telecommunications Series and for that number of the Initial Class and Service Class shares of the Technology Series ("Reorganization shares"), equal in total net asset value to the net value of assets transferred to the Technology Series, all as more fully described below under "Information about the Reorganization."

    After receipt of the Reorganization shares, the Global Telecommunications Series will distribute the Initial Class Reorganization shares to its Initial Class Shareholders and Service Class Reorganization shares to its Service Class Shareholders, in proportion to their existing shareholdings in complete liquidation of the Global Telecommunications Series, and the legal existence of the Global Telecommunications Series as a separate series of the Trust will be terminated as soon as reasonably practicable thereafter. Each Shareholder of the Global Telecommunications Series will receive a number of full and fractional Initial Class or Service Class Reorganization shares equal in value at the date of the exchange to the aggregate value of the Shareholder's Global Telecommunications Series shares of the same class.

    On or prior to the date of the transfer (the "Exchange Date"), the Global Telecommunications Series will declare and pay a distribution to Shareholders which, together with all previous distributions, will have the effect of distributing to Shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

    The Trustees have voted unanimously to approve the proposed transaction and to recommend that Shareholders also approve the transaction. The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Shareholder Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the outstanding voting power of the securities of the Global Telecommunications Series. The Reorganization does not require the approval of the Shareholders of the Technology Series, and accordingly no proxies are being solicited from Shareholders of that Series.

    In the event that this proposal is not approved by the Shareholders of the Global Telecommunications Series, the Global Telecommunications Series will continue to be managed as a separate Series in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of the Global Telecommunications Series.

            BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

    The Board of Trustees, including all Trustees who are not "interested persons" of the Series, have determined that the Reorganization would be in the best interests of each Series, and that the interests of existing Shareholders of each Series will not be diluted as a result of effecting the Reorganization. The Trustees have unanimously approved the proposed Reorganization and have recommended its approval by the Shareholders.

    The proposal is the result of a review by the Series' investment manager, MFS, of the telecommunications securities markets. As discussed above, while not identical, the Technology Series and the Global Telecommunications Series have substantially similar investment policies, each investing a significant portion of its assets in common stocks and related securities.

    In light of the similarity of the Series, MFS advised the Board of Trustees that combining the Series would be in the best interests of the Shareholders of both Series. The Board of Trustees believes that the proposed Reorganization will be advantageous to the Shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

      1. The proposed Reorganization offers Global Telecommunications Series' Shareholders the opportunity to move their assets into a similar Series, but one that is larger and has broader investment flexibility;

      2. The total expense ratio of each class of shares of the Technology Series is lower than that of the corresponding class of shares of the Global Telecommunications Series (even after taking into account fee waivers and expense reimbursements) and is currently expected to remain lower after the Reorganization;

      3. The combined Series offers economies of scale that are expected to lead to lower operating expenses for Shareholders formerly invested in the Global Telecommunications Series;

      4. The Reorganization would not result in any adverse tax consequences for Shareholders; and

      5. Although past performance is not an indication of future performance, the Series' relative performance over the last two years has been comparable.

    The Board of Trustees considered that the Reorganization presents an opportunity for the Technology Series to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered that the expenses the Technology Series would incur as a result of the Reorganization were reasonable in relation to the benefits the Technology Series would realize as a result of the transaction. The Trustees believe that the Technology Series Shareholders could, over time, also benefit from improved diversification and potentially lower expenses (see "Synopsis, question 6" for a discussion of expenses) as a result of the Reorganization.

    The Board of Trustees also considered that MFS could benefit from the Reorganization. For example, MFS might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one Series instead of two. In addition, if the Reorganization is effected, MFS would no longer be obligated to waive its fees for the Global Telecommunications Series pursuant to the fee waiver and expense reimbursement arrangements in effect for that Series.

    Based on their review and MFS' advice, the Board of Trustees has unanimously approved the proposal.

                     INFORMATION ABOUT THE REORGANIZATION

    Plan of Reorganization. The proposed Reorganization will be governed by a Plan of Reorganization. The Plan provides that the Technology Series will acquire the assets of the Global Telecommunications Series in exchange for the assumption by the Technology Series of the liabilities of the Global Telecommunications Series and for the issuance of Initial Class and Service Class Reorganization shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the Exchange Date following the time as of which the Series' shares are valued for determining net asset value for the Reorganization (4:00 p.m. Eastern time on September 5, 2003 or such other date as may be agreed upon by the parties). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Exhibit A to this Prospectus/ Proxy Statement.

    The Global Telecommunications Series will transfer all of its assets to the Technology Series, and in exchange, the Technology Series will assume the liabilities of the Global Telecommunications Series and deliver to the Global Telecommunications Series (i) a number of full and fractional Initial Class Reorganization shares having an aggregate net asset value equal to the value of assets of the Global Telecommunications Series attributable to its Initial Class shares, less the amount of the liabilities of the Global Telecommunications Series assumed by the Technology Series attributable to such Initial Class shares; and (ii) a number of full and fractional Service Class Reorganization shares having an aggregate net asset value equal to the value of assets of the Global Telecommunications Series attributable to its Service Class shares, less the amount of the liabilities of the Global Telecommunications Series assumed by the Technology Series attributable to such Service Class shares.

    Immediately following the Exchange Date, the Global Telecommunications Series will distribute pro rata to its Shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization shares received by the Global Telecommunications Series, with Initial Class Reorganization shares being distributed to holders of Initial Class shares of the Global Telecommunications Series and Service Class Reorganization shares being distributed to holders of Service Class shares of the Global Telecommunications Series. As a result of the proposed transaction, each holder of Initial Class and Service Class shares of the Global Telecommunications Series will receive a number of Initial Class and Service Class Reorganization shares equal in aggregate value at the Exchange Date to the value of the Initial Class and Service Class shares, respectively, of the Global Telecommunications Series held by the Shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Technology Series in the names of such Global Telecommunications Series Shareholders, each account representing the respective number of full and fractional Initial Class and Service Class Reorganization shares due such Shareholders.

    The Trustees have determined that the interests of each Series' Shareholders will not be diluted as a result of effecting the Reorganization and that it is in the best interests of each Series.

    The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the Shareholders, prior to the Exchange Date by the Trust.

    The fees and expenses for the transaction are estimated to be approximately $24,000. Each Series shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Plan.

    Description of the Reorganization Shares. Reorganization shares will be issued to the Global Telecommunications Series' Shareholders in accordance with the procedure under the Plan as described above. The Reorganization shares are Initial Class and Service Class shares of the Technology Series. Service Class shares of the Technology Series are subject to a Rule 12b-1 fee at the annual rate of up to 0.25% of the Series' average daily net assets attributable to Service Class shares.

    Each of the Reorganization shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Trust, of which the Technology Series is a series, permits the Series to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Technology Series' shares are currently divided into two classes - Initial Class and Service Class shares.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Technology Series. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Technology Series and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Technology Series or its Trustees. The Declaration of Trust provides for indemnification out of Series property for all loss and expense of any shareholder held personally liable for the obligations of the Technology Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Technology Series would be unable to meet its obligations. The likelihood of such circumstances is remote. The Shareholders of the Global Telecommunications Series are currently subject to this same risk of shareholder liability.

    Federal Income Tax Consequences. As a condition to the Trust's obligation to consummate the Reorganization, the Trust will receive an opinion from Kirkpatrick & Lockhart LLP, counsel to the Trust (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes:

        (a) The Technology Series' acquisition of the Global Telecommunications Series' assets in exchange solely for Reorganization shares and its assumption of the liabilities, followed by the Global Telecommunications Series' distribution of the Reorganization shares in complete liquidation to the Shareholders in proportion to their Global Telecommunications Series shares held on the Exchange Date, constructively in exchange for their Global Telecommunications Series shares, will qualify as a "reorganization" (as defined in Section 368(a)(1)(D) of the Code), and each Series will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) The Global Telecommunications Series will recognize no gain or loss on the transfer of its assets to the Technology Series in exchange solely for Reorganization shares and the Technology Series' assumption of its liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Global Telecommunications Series shares;

        (c) The Technology Series will recognize no gain or loss on its receipt of transferred assets in exchange solely for Reorganization shares and its assumption of those liabilities;

        (d) The Technology Series' basis in the transferred assets will be, in each instance, the same as the Global Telecommunications Series' basis therein immediately before the Reorganization;

        (e) The Technology Series' holding period for the transferred assets will include, in each instance, the Global Telecommunications Series' holding period therefor;

        (f) A Shareholder will recognize no gain or loss on the constructive exchange of all its Global Telecommunications Series shares solely for Reorganization shares pursuant to the Reorganization; and

        (g) A Shareholder's aggregate basis in the Reorganization shares it receives in the Reorganization will be the same as the aggregate basis in its Global Telecommunications Series shares it constructively surrenders in exchange for those Reorganization shares, and its holding period for those Reorganization shares will include, in each instance, its holding period for those Global Telecommunications Series shares, provided it holds such Global Telecommunications Series shares as capital assets on the Exchange Date.

    Notwithstanding paragraphs (b) and (d) above, the tax opinion may state that no opinion is expressed as to the effect of the Reorganization on the Series or any Global Telecommunications Series Shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. The Trust has agreed to make and provide additional representations to tax counsel with respect each Series that are reasonably requested by tax counsel. The Trust may not waive in any material respect the receipt of the tax opinion as a condition to consummation of the Reorganization.

    The Global Telecommunications Series may recognize net gains or losses on sales of any securities before the Closing Date. Any net gains so recognized would increase the amount of any distribution that the Global
Telecommunications Series must make to its shareholders on or before that date.

    Capitalization. The following table shows the capitalization of the Series as of December 31, 2002, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                                       GLOBAL        PRO FORMA
                                    TECHNOLOGY   TELECOMMUNICATIONS   COMBINED
                                      SERIES           SERIES           FUND*
                                    ----------   ------------------  ---------
Net assets (000's omitted)
    Initial Class .................  $14,020           $1,389         $15,409
    Service Class .................  $ 1,509           $  373         $ 1,882

Shares outstanding (000's omitted)
    Initial Class .................   4,974             594            5,467
    Service Class .................     539             160              672

Net asset value per share
    Initial Class .................   $2.82            $2.34           $2.82
    Service Class .................   $2.80            $2.33           $2.80

----------
* If the Reorganization had taken place on December 31, 2002, the Global Telecommunications Series would have received 493 and 133 (000's omitted) Initial Class and Service Class shares, respectively, of the Technology Series, which would be available for distribution to its Shareholders. No assurances can be given as to the number of Reorganization shares the Global Telecommunications Series will receive on the Exchange Date. The foregoing is merely an example of what the Global Telecommunications Series would have received and distributed had the Reorganization been consummated on December 31, 2002, and should not be relied upon to reflect the amount that will actually be received on or after the Exchange Date.

    Unaudited pro forma combined financial statements of the Series as of December 31, 2002 and for the 12 month period then ended are included in the Statement of Additional Information relating to the proposed Reorganization. Because the Plan provides that the Technology Series will be the surviving Series following the Reorganization and because the Technology Series' investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Global Telecommunications Series to the Technology Series as contemplated by the Plan.

    THE TRUSTEES OF THE GLOBAL TELECOMMUNICATIONS SERIES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT.

                              VOTING INFORMATION

    Required Vote. The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Global Telecommunications Series entitled to vote. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Shareholder Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the outstanding voting power of the securities.

    Record Date, Quorum and Method of Tabulation. Shareholders of record and persons with a voting interest at the close of business on June 10, 2003 (the "Record Date") will be entitled to notice of and to vote at or provide voting instructions for the Shareholder Meeting. The holders of a majority of the shares of the Global Telecommunications Series outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Shareholder Meeting.

    Votes cast by proxy or in person at the Shareholder Meeting will be counted by persons appointed by the Global Telecommunications Series as the vote tabulator for the Shareholder Meeting. The vote tabulator will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the proposal.

    [Each Company may be deemed to be a control person of the Trust by virtue
of record ownership of     % and     %, respectively, of the Series' shares
through its Separate Accounts as of the Record Date.] As of the Record Date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Global Telecommunications Series. To the best of the knowledge of the Global Telecommunications Series, the following Contract Holders owned beneficially 5% or more of the following classes of the Global Telecommunications Series' outstanding shares as of the Record Date:

                CONTRACT HOLDER NAME         PERCENTAGE             PRO FORMA
CLASS                AND ADDRESS                OWNED           PERCENTAGE OWNED
-----           --------------------         ----------         ----------------
                                                   %                     %

    The votes of the Shareholders of the Technology Series are not being solicited, because their approval or consent is not necessary for this transaction. As of the Record Date, the officers and Trustees, as a group, beneficially owned less than 1% of the outstanding shares of the Technology Series. To the best of the knowledge of the Technology Series, the following Contract Holders owned beneficially 5% or more of the outstanding shares of the Technology Series as of the Record Date:

                CONTRACT HOLDER NAME         PERCENTAGE             PRO FORMA
CLASS                AND ADDRESS                OWNED           PERCENTAGE OWNED
-----           --------------------         ----------         ----------------
                                                   %                     %

    Solicitation of Proxies. The solicitation is being made primarily by the mailing of this Prospectus/Proxy Statement and the accompanying proxy card or voting instruction form on or about June 24, 2003. In addition to soliciting proxies and voting instructions by mail, the Trustees and employees of Sun Life Assurance Company of Canada (U.S.) and its affiliates may solicit voting instructions in person or by telephone. In addition, the Global Telecommunications Series may retain at its own expense a company to aid in the solicitation of proxies and voting instructions for a fee plus reasonable out-of-pocket expenses for proxy solicitation services. The Global Telecommunications Series may also arrange to have votes and voting instructions recorded by telephone or the Internet. The Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy materials to and obtaining voting instructions from Contract Holders.

    Revocation of Proxies. Proxies and voting instructions, including those given by telephone or via the Internet, may be revoked at any time before they are executed, by a written revocation received by the Secretary of the Global Telecommunications Series or by properly executing a later-dated proxy or voting instruction card.

    Shareholder Proposals. The Global Telecommunications Series does not hold annual shareholder meetings. If the Reorganization is not approved, any Shareholder who wishes to submit a proposal to be considered at the Series' next meeting of shareholders should send the proposal to Global Telecommunications Series, c/o Stephen E. Cavan, Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. Proposals that are submitted in a timely manner will not necessarily be included in the Global Telecommunications Series' proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws.

    Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Shareholder Meeting, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit further solicitation of votes or voting instructions. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Shareholder Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Global Telecommunications Series pays the costs of any additional solicitation and of any adjourned session.

                                MISCELLANEOUS

INDEPENDENT ACCOUNTANTS

    The audited financial statements of the Global Telecommunications Series and the Technology Series for the fiscal periods ended December 31, 2002, included in the Statements of Additional Information, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended December 31, 2002. The financial statements audited by Deloitte & Touche LLP have been incorporated by reference into the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

    The Global Telecommunications Series and the Technology Series are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 233 Broadway, New York, NY 10279. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

OTHER BUSINESS

    Management of Global Telecommunications Series knows of no business other than the matters specified above which will be presented at the Shareholder Meeting. Because matters not known at the time of the solicitation may come before the Shareholder Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Shareholder Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

June 24, 2003

GLOBAL TELECOMMUNICATIONS SERIES, a series of MFS/SUN LIFE SERIES TRUST
500 Boylston Street
Boston, MA 02116

                                                                    APPENDIX A
                        FORM OF PLAN OF REORGANIZATION

    THIS PLAN OF REORGANIZATION (the "Plan") is adopted by MFS(R)/Sun Life Series Trust, a Massachusetts business trust with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 ("Trust"), on behalf of each segregated portfolio of assets ("series") thereof listed on Schedule A to this Plan ("Schedule A"). (Each such series listed under the heading "Surviving Funds" is referred to herein as a "Surviving Fund," each such series listed under the heading "Acquired Funds" is referred to herein as an "Acquired Fund" and all such series are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

    Trust wishes to effect two separate reorganizations, each described in
Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and intends this Plan to be, and adopts it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Code ("Regulations"). Each reorganization will consist of (1) the transfer of the assets of an Acquired Fund to the Surviving Fund listed on Schedule A opposite its name (each, a "corresponding Surviving Fund") in exchange solely for the assumption by that Surviving Fund of the liabilities of that Acquired Fund and the issuance to that Acquired Fund of shares of beneficial interest in that Surviving Fund (the "Reorganization Shares"), (2) the distribution of the Reorganization Shares to the shareholders of that Acquired Fund in liquidation of that Acquired Fund as provided herein and (3) the termination of that Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan. (All such transactions involving each Acquired Fund and its corresponding Surviving Fund are referred to herein as a "Reorganization.") The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance of this Plan will refer only to a single Reorganization, one Acquired Fund and one Surviving Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

    All representations, warranties, covenants and obligations of each Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust acting on behalf of the respective Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, Trust, acting on behalf of that Fund.

    Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts. Before January 1, 1997, Trust "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since. Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. Each Fund is a duly established and designated series of Trust.

    The authorized capital of Trust consists of an unlimited number of shares of beneficial interest, no par value ("shares"), divided into 31 series. The Acquired Fund's shares all are held by certain separate accounts established by Sun Life Assurance Company Canada (U.S.) and its affiliates (collectively, the "Insurance Companies") to serve as investment options under variable annuity and life insurance contracts and certain other types of insurance contracts (collectively, the "Separate Accounts"), and the Surviving Fund's shares also all are held by separate accounts the Insurance Companies established to serve as such options (the "Surviving Fund Accounts"). Under applicable law, the assets of all such accounts (i.e., the Funds' shares) are the property of the Insurance Companies (which are the owners of record of all those shares) and are held for the benefit of the holders of such contracts.

    The Acquired Fund's shares are divided into two classes, designated Initial Class and Service Class shares (the "Initial Class Acquired Fund Shares" and "Service Class Acquired Fund Shares," respectively, and collectively, the "Acquired Fund Shares"). The Surviving Fund's shares (i.e., the Reorganization Shares) also are divided into two classes, also designated Initial Class and Service Class shares (the "Initial Class Reorganization Shares" and "Service Class Reorganization Shares," respectively). Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Funds' Initial Class and Service Class shares correspond to each other.

1. THE REORGANIZATION
    1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Date (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied and certified by Trust's Treasurer or Assistant Treasurer (the "Statement of Assets and Liabilities") (collectively, the "Assets"), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the "Liabilities") and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof to the Separate Accounts, of the number of full and
fractional (rounded to the [    ] decimal place) Reorganization Shares
determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing").

    1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of adoption of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets.

    1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof to the Separate Accounts, in proportion to their Acquired Fund Shares held of record as of immediately after the close of business on the Closing Date, in actual or constructive exchange for their Acquired Fund Shares. Such liquidation and distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Separate Accounts and representing the respective pro rata number of
full and fractional (rounded to the [    ] decimal place) Reorganization
Shares due the Separate Accounts, by class (i.e., the account for each Separate Account that holds Initial Class Acquired Fund Shares shall be credited with the respective pro rata number of Initial Class Reorganization Shares due that Separate Account, and the account for each Separate Account that holds Service Class Acquired Fund Shares shall be credited with the respective pro rata number of Service Class Reorganization Shares due that Separate Account). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

    1.4 Separate Accounts holding certificates representing their ownership of Acquired Fund Shares shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

    1.5 The Acquired Fund shall be terminated promptly following the Liquidation Date.

2. VALUATION
    2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Surviving Fund, in the manner set forth in Trust's Amended and Restated Declaration of Trust ("Declaration of Trust") or By-laws ("By-laws") and the Surviving Fund's then-current prospectus and statement of additional information, to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, in the manner set forth in the Declaration of Trust or By-laws and the Acquired Fund's then-current prospectus and statement of additional information. The determinations of the Custodian shall be conclusive and binding on all parties in interest.

    2.2 The number of each class of Reorganization Shares (including
fractional shares, if any, rounded to the [    ] decimal place) the Surviving
Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Initial Class Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the "Acquired Fund Value") attributable to the Initial Class Acquired Fund Shares by the net asset value of an Initial Class Reorganization Share (computed as set forth in such paragraph) and (b) the number of Service Class Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Service Class Acquired Fund Shares by the net asset value of a Service Class Reorganization Share (as so computed).

    2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Surviving Fund and the Acquired Fund, as applicable.

3. CLOSING AND CLOSING DATE
    3.1 The Closing Date shall be as soon as practicable after the Reorganization is approved by shareholders of the Acquired Fund, but in no event later than October 31, 2003. The Closing shall be held at 8:00 a.m., Boston time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

    3.2 Portfolio securities shall be delivered by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the [full name of the Surviving Fund]" or in the name of any successor organization.

    3.3 If on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before October 31, 2003, this Plan may be terminated by Trust.

    3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses and federal taxpayer identification numbers of the Separate Accounts and the number of outstanding Acquired Fund Shares owned by each such account, all as of the close of business on the Valuation Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. CONDITIONS PRECEDENT
    4.1 Trust's obligation to implement this Plan on the Surviving Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

        (a) Trust has no material contracts or other commitments (other than this Plan) that will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

        (b) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

        (c) The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; it has qualified for treatment as a regulated investment company under Subchapter M of the Code (a "RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; it will invest the Assets at all times through the Closing Date in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

        (d) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the Separate Accounts in the amounts set forth in the Shareholder List. Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

        (e) At the Closing Date Trust will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

        (f) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws;

        (g) The current prospectus and statement of additional information of the Acquired Fund, each dated May 1, 2003, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement (as defined in paragraph 4.3(n) hereof), on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (h) From the date it commenced operations through the Closing Date, the Acquired Fund has conducted and shall conduct its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; before the Closing Date the Acquired Fund shall not (1) dispose of and/or acquire any assets (a) solely for the purpose of satisfying the Surviving Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC, or (2) otherwise change its historic investment policies; and Trust believes, based on its review of each Fund's investment portfolio, that most of the Acquired Fund's assets are consistent with the Surviving Fund's investment objective and policies and thus can be transferred to and held by the Surviving Fund if this Plan is approved by the Acquired Fund's shareholders;

        (i) The Acquired Fund incurred the Liabilities in the ordinary course of its business;

        (j) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Section 368(a)(3)(A) of the Code);

        (k) During the five-year period ending on the Closing Date, (1) neither the Acquired Fund nor any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement or arrangement with any other person, with consideration other than Trust's shares attributable to the Surviving Fund (sometimes referred to below as the "Surviving Fund Shares") or Acquired Fund Shares, except for shares redeemed in the ordinary course of the Acquired Fund's business as a series of an open-end investment company as required by Section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to the Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of Section 561 of the Code) referred to in Sections 852(a)(1) and 4982(c)(1)(A) of the Code;

        (l) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

        (m) The Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

    4.2 Trust's obligation to implement this Plan on the Acquired Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

        (a) The current prospectus and statement of additional information of the Surviving Fund, each dated May 1, 2003, as supplemented and updated from time to time (collectively, the "Surviving Fund Prospectus"), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (b) At the Closing Date, Trust will have good and marketable title to the assets of the Surviving Fund;

        (c) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Surviving Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

        (d) The Surviving Fund is a "fund" as defined in Section 851(g)(2) of the Code; it has qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; it intends to meet all such requirements for its next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

        (e) All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust. Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

        (f) The Reorganization Shares to be issued pursuant to the terms of this Plan will have been duly authorized at the Closing Date and, when so issued, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by Trust;

        (g) Trust shall have obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

        (h) All Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws;

        (i) No consideration other than Reorganization Shares (and the Surviving Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        (j) The Surviving Fund has no plan or intention to issue additional shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Surviving Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire - during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement or arrangement with any other person - with consideration other than Surviving Fund Shares, any Reorganization Shares issued to the Separate Accounts pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by Section 22(e) of the 1940 Act;

        (k) Following the Reorganization, the Surviving Fund (1) will continue the Acquired Fund's "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) or (2) will use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) in a business;

        (l) There is no plan or intention for the Surviving Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

        (m) Immediately after the Reorganization, (1) not more than 25% of the value of the Surviving Fund's total assets (excluding cash, cash items and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

        (n) The Surviving Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund; and

        (o) During the five-year period ending on the Closing date, neither the Surviving Fund nor any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Surviving Fund Shares.

    4.3 Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

        (a) The fair market value of the Reorganization Shares each Separate Account receives will be approximately equal to the fair market value of the Acquired Fund Shares it constructively surrenders in exchange therefor;

        (b) Its management (1) is unaware of any plan or intention of the Separate Accounts to redeem, sell or otherwise dispose of (a) any portion of their Acquired Fund Shares before the Reorganization to any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to either Fund or (b) any portion of the Reorganization Shares they receive in the Reorganization to any person "related" (within such meaning) to the Surviving Fund, (2) does not anticipate dispositions of the Reorganization Shares at the time of or soon after the Reorganization to significantly exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a series of an open-end investment company and (3) does not anticipate that there will be extraordinary redemptions of Reorganization Shares immediately following the Reorganization;

        (c) Each Separate Account will pay its own expenses (including fees of investment or tax advisors for advice regarding the Reorganization), if any, it incurs in connection with the Reorganization;

        (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Surviving Fund and those to which the Assets are subject;

        (e) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

        (f) Pursuant to the Reorganization, the Acquired Fund will transfer to the Surviving Fund, and the Surviving Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Acquired Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by Section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax) will be included as assets it held immediately before the Reorganization;

        (g) None of the compensation received by any Insurance Company as a service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares it held; none of the Reorganization Shares any Insurance Company receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement or other service agreement; and the consideration paid to any Insurance Company will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

        (h) Immediately after the Reorganization, the Insurance Companies (through the Separate Accounts and Surviving Fund Accounts) will own shares constituting "control" (as defined in Section 304(c) of the Code) of the Surviving Fund;

        (i) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
    187);

        (j) The aggregate value of the acquisitions, redemptions and distributions limited by paragraphs 4.1(k), 4.2(j) and 4.2(o) hereof will not exceed 50% of the value (without giving effect to such acquisitions, redemptions and distributions) of the proprietary interest in the Acquired Fund on the Closing Date;

        (k) Trust shall not be, and its adoption of this Plan shall not have resulted, in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust is a party or by which Trust or either Fund is bound;

        (l) No material litigation, administrative proceeding or investigation of or before any court or governmental body shall be pending or threatened against either Fund or any of its properties or assets. There shall be no facts that might form the basis for the institution of such proceedings, and Trust shall not be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (m) No consent, approval, authorization or order of any court or governmental authority shall have been required for the consummation by Trust, on either Fund's behalf, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts"), and such as may be required under state securities laws;

        (n) Trust shall have prepared and filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein, including a proxy statement of the Acquired Fund (the "Proxy Statement") in compliance with the Acts, in connection with the Meeting to consider approval of this Plan. The Proxy Statement, on the effective date thereof, on the date of the Meeting and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

        (o) The adoption of this Plan shall have been duly authorized by all necessary action on Trust's part (with the exception of the approval of this Plan by the Acquired Fund's shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund);

        (p) Each Fund shall have operated its business in the ordinary course through the Closing Date, it being understood that such ordinary course of business includes the declaration and payment of customary dividends and other distributions;

        (q) Trust shall have called a meeting of shareholders of the Acquired Fund (the "Meeting") to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein; and

        (r) Trust shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company, Trust's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust, to the effect that: (a) Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement; (b) this Plan has been duly adopted by Trust and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, is a valid and binding obligation of Trust enforceable against Trust and each Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;
    (c) the Reorganization Shares to be issued to the Separate Accounts as provided by this Plan are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by Trust, and no Surviving Fund Account has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-laws; (d) the adoption of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust is a party or by which it or either Fund is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws; (f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate in all material respects; (g) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, required to be described in the Registration Statement that are not described as required; (h) to the knowledge of such counsel, Trust is a duly registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust or either Fund or any of the Funds' properties or assets, and Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement or on the date of the Meeting, the Registration Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust, its Board of Trustees ("Board") and its officers and of each Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust may reasonably request.

5. FURTHER CONDITIONS PRECEDENT
    Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following further conditions on or before the Closing Date:

    5.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Declaration of Trust and By-Laws;

    5.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

    5.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that Trust may waive any such conditions for either Fund;

    5.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    5.5 The Acquired Fund shall have distributed to its shareholders, on or immediately before the Closing Date, all of its (a) "investment company taxable income" (within the meaning of Section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) "net capital gain" (as defined in Section 1222(11) of the Code), after reduction by any capital loss carryforward, each for its taxable year ending on the Closing Date;

    5.6 Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Tax Counsel"), reasonably satisfactory to it, as to the federal income tax consequences mentioned below (the "Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may assume satisfaction of all the conditions set forth in Article 4 hereof and this Article 5 (other than this paragraph 5.6), may treat them as representations and warranties Trust made to it and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and on representations and warranties made in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

        (a) The Surviving Fund's acquisition of the Assets in exchange solely for Reorganization Shares and its assumption of the Liabilities, followed by the Acquired Fund's distribution of the Reorganization Shares in complete liquidation to the Separate Accounts in proportion to their Acquired Fund Shares held of record as of immediately after the close of business on the Closing Date, constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" (as defined in Section 368(a)(1)(D) of the Code), and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Surviving Fund in exchange solely for Reorganization Shares and the Surviving Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Separate Accounts in constructive exchange for their Acquired Fund Shares;

        (c) The Surviving Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Reorganization Shares and its assumption of the Liabilities;

        (d) The Surviving Fund's basis in the Assets will be, in each instance, the same as the Acquired Fund's basis therein immediately before the Reorganization;

        (e) The Surviving Fund's holding period for the Assets will include, in each instance, the Acquired Fund's holding period therefor;

        (f) A Separate Account will recognize no gain or loss on the constructive exchange of all its Acquired Fund Shares solely for Reorganization Shares pursuant to the Reorganization; and

        (g) A Separate Account's aggregate basis in the Reorganization Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it constructively surrenders in exchange for those Reorganization Shares, and its holding period for those Reorganization Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided it holds such Acquired Fund Shares as capital assets on the Closing Date.

Notwithstanding subparagraphs (b) and (d) above, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Separate Account with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Trust shall make and provide additional representations to Tax Counsel with respect to each Fund that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, Trust may not waive in any material respect the condition set forth in this paragraph 5.6.

6. EXPENSES; CERTAIN TAX MATTERS
    6.1 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

    6.2 Trust or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing January 1, 2003 and ending on the Closing Date.

7. TERMINATION AND AMENDMENT OF THIS PLAN
    7.1 The Board may terminate this Plan and abandon the Reorganization at any time before the Closing Date if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund.

    7.2 The Board may amend, modify or supplement this Plan at any time in any manner; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Separate Accounts under this Plan to their detriment without their further approval; and provided further that nothing contained in this paragraph 7.2 shall be construed to prohibit the Board from amending this Plan to change the Closing Date or the Valuation Date.

8. MISCELLANEOUS
    8.1 The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    8.2 This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    8.3 This Plan shall bind and inure to the benefit of Trust and its successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

    8.4 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of or arising out of this instrument are not binding upon any of Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust in accordance with its proportionate interest hereunder. The assets and liabilities of each series of Trust are separate and distinct, and the obligations of or arising out of this instrument are binding solely upon the assets or property of the respective Funds.

    8.5 Notwithstanding paragraph 7.2 hereof, but subject to the first proviso contained therein, Trust may waive any condition set forth herein or modify such condition in a manner deemed appropriate by officer thereof.

                                  SCHEDULE A

                   ACQUIRED FUNDS                                   SURVIVING FUNDS
                --------------------                              --------------------
    MFS(R)/Sun Life Series Trust - Global Asset       MFS(R)/Sun Life Series Trust - Global Total
                 Allocation Series                                   Return Series

       MFS(R)/Sun Life Series Trust - Global                 MFS(R)/Sun Life Series Trust -
             Telecommunications Series                             Technology Series

                                   APPENDIX B
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

(From Technology Series' Annual Report to Shareholders dated December 31, 2002)

MANAGEMENT REVIEW AND OUTLOOK

TECHNOLOGY SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -45.98%, and Service Class shares -46.36%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -41.54% over the same period for the series' benchmark, the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is a modified equal-weighted index that consists of 100 U.S.-traded technology companies. Over the same period, the average science and technology fund tracked by Lipper Inc., returned -43.01%.

ROUGH TIMES FOR TECHNOLOGY STOCKS

The lack of corporate and consumer spending on technology and no "must have" new technologies have severely reduced the market for information technology. Corporations that would normally be refreshing older technology or purchasing new technology are trying to keep costs down and are hesitant to spend on technology, or anything else. Until their earnings pick up, capital expenditures of any sort will likely continue to be postponed. Add to this that the consumer isn't spending on technology, and it's a very difficult environment for technology companies. Although there was a rally in technology stocks in October and November of 2002, it did not compensate for the sector's weak performance since the first of the year.

AGGRESSIVE START, CONSERVATIVE FINISH

Believing that the economy was turning around, we entered 2002 more aggressively positioned and held larger positions in smaller companies than we did at the end of the period -- that hurt performance early in the year. Entering October, we positioned the series in a relatively conservative manner, owning the stocks of companies that we believed had solid cash balances and established franchises -- names such as Intel, Microsoft, and Cisco. The stocks we owned participated in the rally, but did not appreciate as much as companies that had weak balance sheets and uncertain prospects, such as Nortel, Lucent, and Atmel. We didn't own the latter group because we felt there was too much risk in their long-term outlooks.

To put the rally in perspective, the returns that many of these weaker companies posted were impressive; some were in triple digits. However, many of those same companies entered the rally with prices that were less than $1.00, so that a gain of 50 cents looked spectacular on a percentage basis.

On an individual security basis, VeriSign hurt us the most and we sold it from the portfolio. The company's stock price fell sharply when it became clear that renewal of site names registrations were declining, and we simply owned too much of it when the decline occurred. Sluggish information technology spending by corporations has led to both longer sales cycles and smaller contract sizes, which especially hurt software companies. Comverse Technology and Peoplesoft are two examples of companies we owned and subsequently sold that suffered from these problems.

BRIGHT SPOTS IN DATA STORAGE AND WIRELESS

Our investments in the data storage and wireless areas helped the performance of the series. Companies continue to generate data whether times are good or bad, and that data needs to be stored. The contractual fees companies pay for storage services provide a steady revenue stream to companies such as Network Appliance, which was subsequently sold. Our wireless holdings, such as Nokia, also contributed positively to performance.

POSITIVE LONG-TERM VIEW

Going forward, we intend to maintain the series' relatively conservative positioning and continue to base our ownership on the strength of cash balances, cash flow, and solid business franchises. At a time of such turbulence in the technology industry, we are looking at the companies that we believe have the financial strength to survive.

Longer term, the most compelling argument for technology, we think, is that it saves companies money. We believe that, over time, the winners in almost any industry will be those that can leverage technology better than their competitors. Although we may never again see the kind of growth we saw a few years ago, we do believe that technology will continue to lead the overall economy long term.

CHANGE TO TEAM MANAGEMENT, INVESTMENT APPROACH THE SAME

Our team of technology analysts, under the direction of David Antonelli, Director of Global Equity Research, has assumed the management responsibilities for the series and will continue to rely on the MFS Original Research(R) process to uncover what they believe the most attractive investment opportunities in the technology sector will be. In the same way that other portfolios are managed, our team of technology analysts contributes its best research and investment ideas to the portfolio. We are confident that the strength of our team will allow us to maintain a disciplined investment process with the goal of providing consistent long-term investment performance.

PERFORMANCE SUMMARY

The information below illustrates the growth of a hypothetical $10,000 investment for the Technology series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)



TECHNOLOGY SERIES(1),(2),(3),(4),(5),(8)

(For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2002. Index information is from July 1, 2000.)

[CHART]

               TECHNOLOGY SERIES - INITIAL CLASS         MERRILL LYNCH 100 TECHNOLOGY INDEX
Jun-00                                  $ 10,000                                   $ 10,000
Dec-00                                  $  8,540                                   $  5,845
Dec-01                                  $  5,221                                   $  3,943
Dec-02                                  $  2,820                                   $  2,305

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                                 1 YEAR       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                                       -45.98%     -71.80%
Average Annual Total Return                                   -45.98%     -39.21%

SERVICE CLASS                                                 1 YEAR       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                                       -46.36%     -72.00%
Average Annual Total Return                                   -46.36%     -39.38%

COMPARATIVE INDICES++

                                                              1 YEAR       LIFE*
--------------------------------------------------------------------------------
Average science and technology fund+                          -43.01%     -44.64%
Merrill Lynch 100 Technology Index#                           -41.54%     -44.40%

* For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2002. Index information is from July 1, 2000. ++Average annual rates of return.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, except for MidCap Value Series and Strategic Value Series, whose Service Class shares have an inception date of May 1, 2002, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance had Service Class shares been outstanding for the entire period.

Returns shown do not reflect the deduction of mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of fees and charges imposed by insurance company separate accounts.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

(3) Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

(4) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(5) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(8) When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

    These risks may increase unit price volatility. Please see the prospectus for details.

[PROXY TABULATOR]
[Address]

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                            MFS/SUN LIFE SERIES TRUST
                        GLOBAL TELECOMMUNICATIONS SERIES

           PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, JULY 28, 2003

The undersigned, revoking prior proxies, hereby appoints John W. Ballen, James
R. Bordewick, Jr., Stephen E. Cavan, Richard M. Hisey, Jeffrey L. Shames, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of shareholders of MFS/Sun Life Series Trust-Global Telecommunications Series to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Monday, July 28, 2003, notice of which meeting and the Prospectus/Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Prospectus/Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTERS.


PLEASE SIGN AND VOTE ON THE REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.


Date ______________________

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



----------------------------------------
SHAREHOLDER (AND CO-OWNER) SIGN HERE



            Please fold and detach card at perforation before mailing

MFS/SUN LIFE SERIES TRUST
GLOBAL TELECOMMUNICATIONS SERIES

PROPOSAL:                For [ ]         Against [ ]               Abstain [ ]

1. Approval of the Plan of Reorganization and Termination providing for the transfer of all of the assets of Global Telecommunications Series to Technology Series, each a series of MFS/Sun Life Series Trust, in exchange for shares of beneficial interest of Technology Series and the assumption by Technology Series of the liabilities of Global Telecommunications Series, and the distribution of such shares to the shareholders of Global Telecommunications Series in liquidation of Global Telecommunications Series and the termination of Global Telecommunications Series.

PLEASE BE SURE TO SIGN AND DATE THIS CARD.

[PROXY TABULATOR]
[Address]

            Please fold and detach card at perforation before mailing

            INSTRUCTIONS SOLICITED ON BEHALF OF THE INSURANCE COMPANY

                            MFS/SUN LIFE SERIES TRUST
                        GLOBAL TELECOMMUNICATIONS SERIES

                               VOTING INSTRUCTIONS

The undersigned, an owner of or participant in an annuity or life insurance Contract issued by [name of insurance company] (the "Insurance Company"), hereby instructs the Insurance Company to vote its shares in the Series noted above, which are attributable to the undersigned's participation in the Contract at the Special Meeting of Shareholders to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Monday, July 28, 2003, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PLEASE SIGN AND VOTE ON THE REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

Date ______________________

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



----------------------------------------
SIGN HERE



            Please fold and detach card at perforation before mailing

MFS/SUN LIFE SERIES TRUST
GLOBAL TELECOMMUNICATIONS SERIES

PROPOSAL:                For [ ]         Against [ ]               Abstain [ ]

1. To instruct the Insurance Company to approve the Plan of Reorganization and Termination providing for the transfer of all of the assets of Global Telecommunications Series to Technology Series, each a series of MFS/Sun Life Series Trust, in exchange for shares of beneficial interest of Technology Series and the assumption by Technology Series of the liabilities of Global Telecommunications Series, and the distribution of such shares to the shareholders of Global Telecommunications Series in liquidation of Global Telecommunications Series and the termination of Global Telecommunications Series.


THE SHARES ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" PROPOSAL 1. THE INSURANCE COMPANY IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE BE SURE TO SIGN AND DATE THIS CARD.

                                  FORM N-14
                                    PART B

                          MFS/SUN LIFE SERIES TRUST
                                 ON BEHALF OF
                              TECHNOLOGY SERIES

                     STATEMENT OF ADDITIONAL INFORMATION
                                JUNE 24, 2003

    This Statement of Additional Information (the "Statement") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of MFS/Sun Life Series Trust-Technology Series (the "Technology Series") dated June 24, 2003 relating to the sale of all or substantially all of the assets of MFS/Sun Life Series Trust-Global Telecommunications Series (the "Global Telecommunications Series") to the Technology Series. Each Series' Statement of Additional Information dated May 1, 2003, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.

    This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing Sun Life Assurance Company of Canada (U.S.), Annuities Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by calling 1-800-752-7215; and Sun Life Insurance and Annuity Company of New York, c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by calling 1-800-447-7569.

               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    Deloitte & Touche LLP are the independent accountants for the Technology Series and the Global Telecommunications Series, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Technology Series and the Global Telecommunications Series. The Series' Annual Report to Shareholders for the fiscal year ended December 31, 2002 is incorporated by reference into this Statement. The audited financial statements for the Technology Series and the Global Telecommunications Series incorporated by reference into this Statement have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

                              TABLE OF CONTENTS

Unaudited Pro Forma Combined Financial Statements of the Technology Series
and the Global Telecommunications Series ............................        B-4

                              TECHNOLOGY SERIES
                                     AND
                       GLOBAL TELECOMMUNICATIONS SERIES
                   PRO FORMA COMBINED FINANCIAL STATEMENTS
                                 (UNAUDITED)

    The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred as of December 31, 2002, and the unaudited pro forma combined statement of operations for the 12 months ended December 31, 2002 presents the results of operations of MFS/Sun Life Series Trust-Technology Series (the "Technology Series") as if the combination with MFS/Sun Life Series Trust-Global Telecommunications Series (the "Global Telecommunications Series") had been consummated at December 31, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at December 31, 2001. The historical statements have been derived from the Technology Series' and the Global Telecommunications Series' books and records utilized in calculating daily net asset value at December 31, 2002, and for the 12 month period then ended.

    The pro forma statements give effect to the proposed transfer of all of the assets of the Global Telecommunications Series to the Technology Series in exchange for the assumption by the Technology Series of the liabilities of the Global Telecommunications Series and for a number of the Technology Series' shares equal in value to the value of the net assets of the Global Telecommunications Series transferred to the Technology Series. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Technology Series for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either Series in carrying out its obligations under the Plan of Reorganization and Termination.

    The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Technology Series and the Global Telecommunications Series incorporated by reference in this Statement of Additional Information.

MFS/SUN LIFE TECHNOLOGY SERIES & MFS/SUN LIFE GLOBAL TELECOMMUNICATIONS SERIES

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (Unaudited)

DECEMBER 31, 2002

                                                          MFS/Sun Life            MFS/Sun Life Global
Stocks                                                  Technology Series      Telecommunications Series     Pro Forma Combined
--------------------------------------------------   -----------------------   ------------------------     ----------------------
Issuer                                                Shares        Value        Shares       Value         Shares        Value
--------------------------------------------------   -----------------------   ------------------------     ----------------------
U.S. Stocks
  Advertising & Broadcasting
    Lamar Advertising Co., "A"*                             0    $         0       1,540    $    51,790       1,540     $    51,790
                                                                 -----------                -----------                 -----------
  Business Machines
    Affiliated Computer Services, Inc., "A"*                0    $         0         850    $    44,752         850     $    44,752
    Dell Computer Corp.*                               29,780        796,317       1,720         45,993      31,500         842,310
    Hewlett-Packard Co.                                39,060        678,082       1,236         21,457      40,296         699,539
    International Business Machines Corp.              11,320        877,300           0              0      11,320         877,300
    Lexmark International, Inc.*                        3,630        219,615           0              0       3,630         219,615
                                                                 -----------                -----------                 -----------
                                                                 $ 2,571,314                $   112,202                 $ 2,683,516
                                                                 -----------                -----------                 -----------
  Business Services
    Automatic Data Processing, Inc.                    11,390    $   447,057         540    $    21,195      11,930     $   468,252
    BISYS Group, Inc.*                                      0              0       1,170         18,603       1,170          18,603
    CDW Computer Centers, Inc.*                         1,000         43,850           0              0       1,000          43,850
    CheckFree Corp.*                                   13,600        217,614           0              0      13,600         217,614
    Computer Sciences Corp.                             3,970        136,767           0              0       3,970         136,767
    Concord EFS, Inc.*                                      0              0       1,940         30,536       1,940          30,536
    CSG Systems International, Inc.*                    5,600         76,440           0              0       5,600          76,440
    DST Systems, Inc.*                                  5,200        184,860           0              0       5,200         184,860
    First Data Corp.                                   10,750        380,657           0              0      10,750         380,657
    Sabre Group Holdings, Inc., "A"*                   20,580        372,704           0              0      20,580         372,704
    Unisys Corp.*                                       4,100         40,590           0              0       4,100          40,590
                                                                 -----------                -----------                 -----------
                                                                 $ 1,900,539                $    70,334                 $ 1,970,873
                                                                 -----------                -----------                 -----------
  Communication Services
    Citizens Communications Co.*                            0    $         0       3,150    $    33,232       3,150     $    33,232
                                                                 -----------                -----------                 -----------
  Computer Software
    Intuit, Inc.*                                       8,940    $   419,465           0    $         0       8,940     $   419,465
    Microsoft Corp.*                                   14,440        746,548           0              0      14,440         746,548
    Oracle Corp.*                                      77,960        841,968       3,350         36,180      81,310         878,148
    Serena Software, Inc.*                              4,900         77,371           0              0       4,900          77,371
    Take-Two Interactive Software, Inc.*                1,300         30,537           0              0       1,300          30,537
                                                                 -----------                -----------                 -----------
                                                                 $ 2,115,889                $    36,180                 $ 2,152,069
                                                                 -----------                -----------                 -----------
  Computer Software - Personal Computers
    Mercury Interactive Corp.*                              0    $         0         700    $    20,713         700     $    20,713
                                                                 -----------                -----------                 -----------
  Computer Software - Services
    Hyperion Solutions Corp.*                           1,800    $    46,206           0    $         0       1,800     $    46,206
    Ingram Micro, Inc.*                                 2,600         32,110           0              0       2,600          32,110
    Macrovision Corp.*                                  2,400         38,448           0              0       2,400          38,448
    Pinnacle Systems, Inc.*                             5,500         74,855           0              0       5,500          74,855
    Reynolds & Reynolds Co.                             1,000         25,470           0              0       1,000          25,470
    Sybase, Inc.*                                       7,200         96,480           0              0       7,200          96,480
    Veritas Software Corp.*                                 0              0       2,320         36,238       2,320          36,238
                                                                 -----------                -----------                 -----------
                                                                 $   313,569                $    36,238                 $   349,807
                                                                 -----------                -----------                 -----------
  Computer Software - Systems
    BMC Software, Inc.*                                 6,000    $   102,660           0    $         0       6,000     $   102,660
    Cisco Systems, Inc.*                               67,760        887,656       5,040         66,024      72,800         953,680
    Citrix Systems, Inc.*                               7,900         97,328           0              0       7,900          97,328
    Hi/fn, Inc.*                                        8,200         47,396           0              0       8,200          47,396
    Imation Corp.*                                        500         17,540           0              0         500          17,540
    L-3 Communications Holdings, Inc.*                    880         39,521           0              0         880          39,521
    McDATA Corp.                                        3,740         26,292           0              0       3,740          26,292
    Network Associates, Inc.*                               0              0         430          6,919         430           6,919
    Peoplesoft, Inc.*                                       0              0       1,240         22,704       1,240          22,704
    SanDisk Corp.*                                      3,500         71,050           0              0       3,500          71,050
    Storage Technology Corp.*                           1,600         34,272           0              0       1,600          34,272
    SunGard Data Systems, Inc.*                         7,690        181,176       1,150         27,094       8,840         208,270
    Symantec Corp.*                                     5,080        205,486           0              0       5,080         205,486
                                                                 -----------                -----------                 -----------
                                                                 $ 1,710,377                $   122,741                 $ 1,833,118
                                                                 -----------                -----------                 -----------
  Electronics
    Analog Devices, Inc.*                               9,950    $   237,506       1,590    $    37,953      11,540     $   275,459
    Applied Materials, Inc.*                            2,680         34,920           0              0       2,680          34,920
    Atmel Corp.*                                            0              0       7,270         16,212       7,270          16,212
    Cree, Inc.*                                         1,700         27,795           0              0       1,700          27,795
    Fei Co.*                                            2,540         38,837           0              0       2,540          38,837
    Flextronics International Ltd.*                    11,870         97,215           0              0      11,870          97,215
    Harris Corp.                                        1,300         34,190           0              0       1,300          34,190
    Intel Corp.                                        52,510        817,581           0              0      52,510         817,581
    International Rectifier Corp.*                      1,750         32,305           0              0       1,750          32,305
    Intersil Holding Corp.*                            10,976        153,005           0              0      10,976         153,005
    Jabil Circuit, Inc.*                                7,030        125,978           0              0       7,030         125,978
    Linear Technology Corp.                             4,990        128,343           0              0       4,990         128,343
    Marvell Technology Group Ltd.*                     14,770        278,562           0              0      14,770         278,562
    Maxim Integrated Products, Inc.                     4,120        136,125           0              0       4,120         136,125
    Microchip Technology, Inc.*                         6,070        148,412         730         17,849       6,800         166,261
    Novellus Systems, Inc.*                             6,040        169,603           0              0       6,040         169,603
    Texas Instruments, Inc.                             8,520        127,885       1,790         26,868      10,310         154,753
    Vishay Intertechnology, Inc.*                       2,000         22,360           0              0       2,000          22,360
                                                                 -----------                -----------                 -----------
                                                                 $ 2,610,622                $    98,882                 $ 2,709,504
                                                                 -----------                -----------                 -----------
  Entertainment
    AOL Time Warner, Inc.*                             52,570    $   688,667       1,970    $    25,807      54,540     $   714,474
    Clear Channel Communications, Inc.*                     0              0       1,490         55,562       1,490          55,562
    Electronic Arts, Inc.*                              1,200         59,724           0              0       1,200          59,724
    Entercom Communications Corp.*                          0              0         280         13,138         280          13,138
    Fox Entertainment Group, Inc. "A"*                      0              0       1,470         38,117       1,470          38,117
    Pixar Animation Studios, Inc.*                        600         31,794           0              0         600          31,794
    Viacom, Inc., "B"                                       0              0       1,500         61,140       1,500          61,140
                                                                 -----------                -----------                 -----------
                                                                 $   780,185                $   193,764                 $   973,949
                                                                 -----------                -----------                 -----------
  Financial Institutions
    Technology Select Sector SPDR Trust                17,500    $   258,300           0    $         0      17,500     $   258,300
                                                                 -----------                -----------                 -----------
  Internet
    Amazon.com, Inc.*                                   4,100    $    77,449           0    $         0       4,100     $    77,449
    Ebay, Inc.*                                         3,800        257,716           0              0       3,800         257,716
                                                                 -----------                -----------                 -----------
                                                                 $   335,165                $         0                 $   335,165
                                                                 -----------                -----------                 -----------
  Media
    LIN TV Corp. "A"*                                       0    $         0         860    $    20,941         860     $    20,941
                                                                 -----------                -----------                 -----------
  Media - Cable
    Comcast Corp., "A"                                      0    $         0       1,521    $    35,850       1,521     $    35,850
                                                                 -----------                -----------                 -----------
  Medical & Health Products
    AMN Healthcare Services, Inc.*                      6,100    $   103,151           0    $         0       6,100     $   103,151
                                                                 -----------                -----------                 -----------
  Printing & Publishing
    Gannet Co., Inc.                                        0    $         0         510    $    36,618         510     $    36,618
    New York Times Co., "A"                                 0              0         530         24,237         530          24,237
    Tribune Co.                                             0              0         320         14,547         320          14,547
                                                                 -----------                -----------                 -----------
                                                                 $         0                $    75,402                 $    75,402
                                                                 -----------                -----------                 -----------
  Special Products & Services
    PerkinElmer, Inc.                                   3,600    $    29,700           0    $         0       3,600     $    29,700
                                                                 -----------                -----------                 -----------
  Telecommunications
    Advanced Fibre Communications, Inc.*                4,410    $    73,427       1,740    $    28,971       6,150     $   102,398
    Alltel Corp.                                            0              0         450         22,950         450          22,950
    Amdocs Ltd.*                                       11,520        113,126           0              0      11,520         113,126
    AT&T Corp.                                              0              0       1,494         39,008       1,494          39,008
    BellSouth Corp.                                         0              0       1,970         50,964       1,970          50,964
    CenturyTel, Inc.                                        0              0         860         25,267         860          25,267
    Commonwealth Telephone Enterprises, Inc.*               0              0         520         18,637         520          18,637
    EchoStar Communications Corp., "A"*                     0              0         725         16,139         725          16,139
    Emulex Corp.*                                       1,690         31,350           0              0       1,690          31,350
    Motorola, Inc.                                     39,830        344,529           0              0      39,830         344,529
    Qualcomm, Inc.*                                    10,600        385,734           0              0      10,600         385,734
    SBC Communications, Inc.                                0              0       1,500         40,665       1,500          40,665
    Tekelec Co.*                                        1,590         16,616           0              0       1,590          16,616
    UTStarcom, Inc.*                                    1,780         35,297           0              0       1,780          35,297
    Verizon Communications, Inc.                            0              0       1,180         45,725       1,180          45,725
                                                                 -----------                -----------                 -----------
                                                                 $ 1,000,079                $   288,326                 $ 1,288,405
                                                                 -----------                -----------                 -----------
  Telecommunications - Wireless
    American Tower Corp., "A"*                              0    $         0       3,420    $    12,073       3,420     $    12,073
                                                                 -----------                -----------                 -----------

TOTAL U.S. STOCKS                                                $13,728,890                $ 1,208,668                 $14,937,558
                                                                 -----------                -----------                 -----------

Foreign Stocks

  Bermuda
    Accenture Ltd. (Business Services)*                13,250    $   238,368         860    $    15,471      14,110     $   253,839
                                                                 -----------                -----------                 -----------
  Canada
    Celestica, Inc. (Electronics)*                      7,430    $   104,763           0    $         0       7,430     $   104,763
    Manitoba Telecom Services (Telecommunications)          0              0       1,580         35,468       1,580          35,468
                                                                 -----------                -----------                 -----------
                                                                 $   104,763                $    35,468                 $   140,231
                                                                 -----------                -----------                 -----------
  Finland
    Nokia Corp., ADR (Telecommunications)              16,620    $   257,610       1,370    $    21,235      17,990     $   278,845
                                                                 -----------                -----------                 -----------
  France
    Business Objects SA, ADR (Computer Software)*       3,500    $    52,500           0    $         0       3,500     $    52,500
    Societe Television Francaise 1 (Media)                  0              0         350          9,342         350           9,342
                                                                 -----------                -----------                 -----------
                                                                 $    52,500                $     9,342                 $    61,842
                                                                 -----------                -----------                 -----------
  Hong Kong
    SmarTone Telecommunications Holdings Ltd.
      (Telecommunications)                                  0    $         0      16,000    $    17,850      16,000     $    17,850
                                                                 -----------                -----------                 -----------
  Indonesia
    PT Telekomunikasi Indonesia (Telecommunications)        0    $         0      22,000    $     9,474      22,000     $     9,474
                                                                 -----------                -----------                 -----------
  Japan
    Sega Enterprises Corp. (Entertainment)              6,600    $    65,044           0    $         0       6,600     $    65,044
    Stanley Electric Co., Ltd. (Electronics)                0              0       2,000         22,322       2,000          22,322
                                                                 -----------                -----------                 -----------
                                                                 $    65,044                $    22,322                 $    87,366
                                                                 -----------                -----------                 -----------
  Mexico
    America Movil SA de CV, ADR (Telecommunications)        0    $         0       1,820    $    26,135       1,820     $    26,135
                                                                 -----------                -----------                 -----------
  Netherlands
    ASM International NV (Electronics)*                 4,300    $    55,470           0    $         0       4,300     $    55,470
    Elsevier NV (Publishing)                                0              0       1,740         21,250       1,740          21,250
    Koninklijke KPN NV (Telecommunications)                 0              0       5,340         34,707       5,340          34,707
    Koninklijke Philips Electronics NV (Electronics)    3,000         52,520           0              0       3,000          52,520
    ST Microelectronics NV (Electronics)               22,260        434,292       1,280         24,973      23,540         459,265
    VNU NV (Printing & Publishing)*                         0              0         820         21,361         820          21,361
                                                                 -----------                -----------                 -----------
                                                                 $   542,282                $   102,291                 $   644,573
                                                                 -----------                -----------                 -----------
  New Zealand
    Telecom Corporation of New Zealand Ltd.
      (Telecommunications)                                  0    $         0       3,690    $     8,749       3,690     $     8,749
                                                                 -----------                -----------                 -----------
  South Korea
    Samsung Electronic Ltd. (Electronics)##               670    $    89,445           0    $         0         670     $    89,445
                                                                 -----------                -----------                 -----------
  Spain
    Telefonica SA (Telecommunications)                      0    $         0       5,051    $    45,166       5,051     $    45,166
                                                                 -----------                -----------                 -----------
  United Kingdom
    British Sky Broadcasting Group Plc (Broadcasting)       0    $         0       4,050    $    41,645       4,050     $    41,645
    BT Group Plc (Telecommunications)*                      0              0       8,720         27,363       8,720          27,363
    mm02 Plc (Telecommunications - Wireless)                0              0      21,130         15,046      21,130          15,046
    Vodafone Group Plc (Telecommunications)                 0              0      44,990         81,991      44,990          81,991
                                                                 -----------                -----------                 -----------
                                                                 $         0                $   166,045                 $   166,045
                                                                 -----------                -----------                 -----------

TOTAL FOREIGN STOCKS                                             $ 1,350,012                $   479,548                 $ 1,829,560
                                                                 -----------                -----------                 -----------

TOTAL STOCKS (IDENTIFIED COST, $17,127,320,
  $2,016,287 AND $19,143,607, RESPECTIVELY)                      $15,078,902                $ 1,688,216                 $16,767,118
                                                                 -----------                -----------                 -----------


                                                   Principal Amount          Principal Amount           Principal Amount
Convertible Bond                                     (000 Omitted)             (000 Omitted)              (000 Omitted)
--------------------------------------------------   -----------------------   ------------------------     ----------------------
    Brocade Communications Systems, Inc., 2s, 2007
    (Identified Cost $170,000)                       $    170    $   119,212    $      0    $         0    $    170     $   119,212
                                                                 -----------                -----------                 -----------


Repurchase Agreement
-----------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 12/31/02, due
    1/2/03, total to be received $280,205, $126,533,
    and $406,738, respectively (secured by various
    U.S. Treasury and Federal Agency obligations in
    a jointly traded account), at Cost               $    280    $   280,186    $    127    $   126,525    $    407     $   406,711
                                                                 -----------                -----------                 -----------

TOTAL INVESTMENTS (IDENTIFIED COST, $17,577,506,
  $2,142,812 AND $19,720,318, RESPECTIVELY)                      $15,478,300                $ 1,814,741                 $17,293,041
                                                                 -----------                -----------                 -----------

OTHER ASSETS, LESS LIABILITIES                                   $    50,218                $   (51,921)                $    (1,703)
                                                                 -----------                -----------                 -----------

NET ASSETS                                                       $15,528,518                $ 1,762,820                 $17,291,338
                                                                 ===========                ===========                 ===========

 * Non income producing securities.
## SEC Rule 144A restriction.

Notes:

The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the MFS/Sun Life Global
Telecommunications Series by the MFS/Sun Life Technology Series as though such acquisition had become effective December 31, 2002, and includes the portfolio securities of both entities as at that date.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2002

                                                                                                 MFS/SUN LIFE
                                                                             MFS/SUN LIFE           GLOBAL
                                                                              TECHNOLOGY      TELECOMMUNICATIONS        PRO FORMA
                                                                                SERIES              SERIES               COMBINED
                                                                             ------------     ------------------       ------------
Assets:
  Investments:
    Identified cost                                                          $ 17,577,506        $  2,142,812          $ 19,720,318
    Unrealized depreciation                                                    (2,099,206)           (328,071)           (2,427,277)
                                                                             ------------        ------------          ------------
      Total investments, at value                                            $ 15,478,300        $  1,814,741          $ 17,293,041
  Investments of cash collateral for securities loaned, at
    identified cost and value                                                   2,063,588              33,961             2,097,549
  Cash                                                                                 21                   9                    30
  Receivable for investments sold                                                 562,329                --                 562,329
  Receivable for series shares sold                                                 1,454                 800                 2,254
  Interest and dividends receivable                                                10,909               1,896                12,805
  Receivable from adviser                                                            --                17,490                17,490
                                                                             ------------        ------------          ------------
    Total assets                                                             $ 18,116,601        $  1,868,897          $ 19,985,498
                                                                             ------------        ------------          ------------
Liabilities:
  Payable for investments purchased                                          $    500,586        $     57,089          $    557,675
  Payable for series shares reacquired                                              3,652                 129                 3,781
  Collateral for securities loaned, at value                                    2,063,588              33,961             2,097,549
  Payable to affiliates -
    Management fee                                                                    320                  48                   368
    Distribution fee (Service Class)                                                   10                   3                    13
  Accrued expenses and other liabilities                                           19,927              14,847                34,774
                                                                             ------------        ------------          ------------
    Total liabilities                                                        $  2,588,083        $    106,077          $  2,694,160
                                                                             ------------        ------------          ------------
                                                                             ------------        ------------          ------------
Net assets                                                                   $ 15,528,518        $  1,762,820          $ 17,291,338
                                                                             ------------        ------------          ------------
Net assets consist of:
  Paid-in capital                                                            $ 56,695,966        $  5,200,966          $ 61,896,932
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                            (2,098,924)           (328,062)           (2,426,986)
  Accumulated net realized loss on investments and
    foreign currency transactions                                             (39,068,524)         (3,110,084)          (42,178,608)
                                                                             ------------        ------------          ------------
    Total                                                                    $ 15,528,518        $  1,762,820          $ 17,291,338
                                                                             ------------        ------------          ------------
Net Assets:
  Initial Class                                                              $ 14,019,767        $  1,389,471          $ 15,409,238
  Service Class                                                                 1,508,751             373,349             1,882,100
                                                                                                 ------------          ------------
                                                                                                                       ------------
    Total                                                                    $ 15,528,518        $  1,762,820          $ 17,291,338
                                                                             ------------        ------------          ------------
Shares of beneficial interest outstanding
  Initial Class                                                                 4,974,330             594,395             5,467,050
  Service Class                                                                   538,493             160,078               671,832
                                                                                                 ------------          ------------
                                                                                                                       ------------
    Total                                                                       5,512,823             754,473             6,138,882
                                                                             ------------        ------------          ------------
  Net asset value, offering price and redemption price
    per share (net assets / shares of beneficial interest
    outstanding)
    Initial Class                                                                $ 2.82             $ 2.34                $ 2.82
                                                                                 ------             ------                ------
    Service Class                                                                $ 2.80             $ 2.33                $ 2.80
                                                                                 ------             ------                ------

Notes:

The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the MFS/Sun Life Global
Telecommunications Series by the MFS/Sun Life Technology Series as though such acquisition had become effective December 31, 2002, and reflects the accounts of both entities as of the date.

The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the
Reorganization nor any anticipated expense to be incurred in connection with the Reorganization.

The Pro Forma combined shares of each class' shares of beneficial interest outstanding represent those shares that would have been outstanding on December 31, 2002, had the acquisition taken place on December 31, 2001. In exchange for the net assets of the
MFS/Sun Life Global Telecommunications Series each class of shares of the MFS/Sun Life Technology Series would have been issued based upon the per-share net asset value as follows:

                                                                                Initial Class                    Service Class
                                                                              ------------------               -----------------
        Net assets - MFS/Sun Life Global Telecommunications Series              $ 1,389,471                         $ 373,349
        Shares - MFS/Sun Life Technology Series                                     492,720                           133,339
        Net asset value - MFS/Sun Life Technology Series                              $2.82                             $2.80

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
                                                                                    MFS/SUN LIFE
                                                               MFS/SUN LIFE            GLOBAL
                                                               TECHNOLOGY         TELECOMMUNICATIONS    PRO FORMA       PRO FORMA
                                                                SERIES                  SERIES         ADJUSTMENTS      COMBINED
                                                              ------------        ------------------   -----------     -----------
  Net investment income (loss):
    Income -
    Dividends                                                 $    43,508            $    11,053         $   --        $    54,561
    Interest                                                       18,268                  2,916             --             21,184
    Income on securities loaned                                     9,654                    890             --             10,544
    Foreign taxes withheld                                         (1,667)                  (565)            --             (2,232)
                                                              -----------            -----------         --------      -----------
      Total investment Income                                 $    69,763            $    14,294         $   --        $    84,057
                                                              -----------            -----------         --------      -----------
Expenses -
    Management fee                                            $   170,363            $    22,466         $ (3,611)(A)  $   189,218
    Trustees' compensation                                          1,827                    235              (62)(B)        2,000
    Distribution fee (Service Class)                                4,056                    800             --              4,856
    Administrative fee                                              2,696                    251             --              2,947
    Custodian fee                                                  11,853                  3,072           (1,949)(B)       12,976
    Printing                                                        4,154                    202              144            4,500
    Auditing fees                                                  15,100                 16,100              150           31,350
    Legal fees                                                      1,946                  1,884            7,670 (C)       11,500
    Miscellaneous                                                   1,412                  1,448            1,430 (D)        4,290
                                                              -----------            -----------         --------      -----------
      Total expenses                                          $   213,407            $    46,458         $  3,772      $   263,637
    Fees paid indirectly                                              (43)                   (86)            --               (129)
    Reduction of expenses by investment adviser                      --                  (17,490)          17,490             --
                                                              -----------            -----------         --------      -----------
      Net expenses                                            $   213,364            $    28,882         $ 21,262      $   263,508
                                                              -----------            -----------         --------      -----------
        Net investment loss                                   $  (143,601)           $   (14,588)        $(21,262)     $  (179,451)
                                                              -----------            -----------         --------      -----------

Realized and unrealized gain (loss) on investments:
    Realized loss (identified cost basis) -
    Investment transactions                                   $(12,809,729)          $(1,479,518)        $   --        $(14,289,247)
    Foreign currency transactions                                    (815)                  (260)            --             (1,075)
                                                              -----------            -----------         --------      -----------
      Net realized loss on investments and foreign
        currency transactions                                 $(12,810,544)          $(1,479,778)        $   --        $(14,290,322)
                                                              -----------            -----------         --------      -----------

    Change in unrealized appreciation (depreciation) -
    Investments                                               $(3,098,746)           $   184,794         $   --        $(2,913,952)
    Translation of assets and liabilities in foreign
      currencies                                                      242                    (40)            --                202
                                                              -----------            -----------         --------      -----------
      Net unrealized gain (loss) on investments and
        foreign currency translation                          $(3,098,504)           $   184,754         $   --        $(2,913,750)
                                                              -----------            -----------         --------      -----------
        Net realized and unrealized loss on investments
          and foreign currency                                $(15,909,048)          $(1,295,024)        $   --        $(17,204,072)
                                                              -----------            -----------         --------      -----------
          Decrease in net assets from operations              $(16,052,649)          $(1,309,612)        $(21,262)     $(17,383,523)
                                                              -----------            -----------         --------      -----------


        Pro Forma Adjustments:

    (A) The investment advisory fee is 0.75% of the average daily net assets for the MFS/Sun Life Technology Series. The investment advisory fee is 1.00% of the average daily net assets for the MFS/Sun Life Global Telecommunications Series.

    (B) Expenditure reduced as a result of the elimination of duplicative functions.

    (C) Increase due to Legal expenses associated with the merger.

    (D) Increase due to expenses associated with the automated wash sale service provider.

    Notes:

    The Pro Forma Combined Statement of Operations reflects the proposed acquisition of the assets of the MFS/Sun Life Global
    Telecommunications Series by the MFS/Sun Life Technology Series as though such acquisition had become effective December 31,
    2001, and reflects the accounts of both entities for the twelve months ended December 31, 2002.

    The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the reorganization nor any anticipated reorganization expenses.

                               TECHNOLOGY SERIES

                                   FORM N-14
                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Reference is hereby made to (a) Article V of the Trust's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 21 and (b) the undertaking of the registrant regarding indemnification as set forth in Registrant's Post-Effective Amendment No. 21.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 16. EXHIBITS

          1 (a) Amended and Restated Declaration of Trust dated May 1, 2001. (8)

            (b) Amendment to the Declaration of Trust, dated May 29, 2001, to establish an additional class of shares. (10)

            (c) Amendment to the Declaration of Trust, dated April 30, 2002, to redesignate certain series. (11)

            (d) Amendment to the Declaration of Trust, dated October 16, 2002, to redesignate one series. (11)

          2     Amended and Restated By-Laws, dated October 25, 2002. (11)

          3     Not Applicable.

          4 Plan of Reorganization; included as Exhibit A to the Technology Series Prospectus set forth in Part A to the Registration Statement on Form N-14.

          5     Not Applicable.

          6 (a) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company dated May 24, 1985.
                (3)

            (b) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company dated July 23, 1986.
                (3)

            (c) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company dated January 26, 1988. (3)

            (d) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the World Growth Series dated November 1, 1993. (3)

            (e) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the Utilities Series dated November 1, 1993. (3)

            (f) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the Research Series dated September 16, 1994. (3)

            (g) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the World Asset Allocation Series dated September 16, 1994. (3)

            (h) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the World Total Return Series dated September 16, 1994. (3)

            (i) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the Emerging Growth Series dated May 1, 1995. (3)

            (j) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the MFS/Foreign & Colonial International Growth Series dated September 1, 1995. (3)

            (k) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the MFS/Foreign & Colonial International Growth and Income Series dated September 1, 1995. (3)

            (l) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the MFS/Foreign & Colonial Emerging Markets Equity Series dated September 1, 1995. (3)

            (m) Investment Advisory Agreement between Registrant and
                Massachusetts Financial Services Company relating to the Value Series dated May 1, 1996. (3)

            (n) Investment Advisory Agreement between Registrant, on behalf of the Research Growth and Income Series, and Massachusetts Financial Services Company dated May 12, 1997. (3)

            (o) Amendment to the Investment Advisory Agreement by and between
                Massachusetts Financial Services Company and the Registrant relating to the Capital Appreciation Series dated January 1, 1997. (1)

            (p) Investment Advisory Agreement between Registrant, on behalf of the Bond Series, and Massachusetts Financial Services Company dated May 1, 1998. (4)

            (q) Investment Advisory Agreement between Registrant, on behalf of the Equity Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (4)

            (r) Investment Advisory Agreement between Registrant, on behalf of the Massachusetts Investors Growth Stock Series, and Massachusetts Financial Services Company dated May 1, 1998.
                (4)

            (s) Investment Advisory Agreement between Registrant, on behalf of the New Discovery Series, and Massachusetts Financial Services Company dated May 1, 1998. (4)

            (t) Investment Advisory Agreement between Registrant, on behalf of the Research International Series, and Massachusetts Financial Services Company dated May 1, 1998. (4)

            (u) Investment Advisory Agreement between Registrant, on behalf of the Strategic Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (4)

            (v) Investment Advisory Agreement between Registrant, on behalf of the Strategic Growth Series, and Massachusetts Financial Services Company. (5)

            (w) Investment Advisory Agreement between Registrant, on behalf of
                Technology Series, and Massachusetts Financial Services Company. (6)

            (x) Investment Advisory Agreement between Registrant, on behalf of
                Global Telecommunications Series, and Massachusetts Financial Services Company. (6)

            (y) Investment Advisory Agreement between Registrant, on behalf of
                Mid Cap Growth Series, and Massachusetts Financial Services Company. (6)

            (z) Investment Advisory Agreement between Registrant, on behalf of
                Global Health Sciences Series, and Massachusetts Financial Services Company. (10)

            (aa)Investment Advisory Agreement between Registrant, on behalf of
                International New Discovery Series, and Massachusetts Financial Services Company. (8)

          7 (a) Distribution Agreement, dated July 13, 2001. (10)

          8     Not Applicable

          9 (a) Master Custodian Agreement between Registrant and State
                Street Bank and Trust Company, dated July 2, 2001. (7)

            (b) Global Custodian Contract between Registrant and Chase
                Manhattan Bank, dated July 2, 2001. (7)

            (c) Exhibit A, revised September 30, 2002, to the Master Custodian
                Contract and the Global Custody Agreement. (12)

            (d) Amendment No. 1, dated September 30, 2002, to the Master
                Custodian Agreement with State Street Bank & Trust Company.
                (12)

         10 (a) Master Distribution Plan pursuant to Rule 12b-1 under the
                Investment Company Act of 1940 effective July 13, 2001. (10)

            (b) Plan pursuant to Rule 18f-3(d) under the Investment Company
                Act of 1940, dated July 13, 2001. (10)

         11 Opinion of James R. Bordewick, Jr. including consent; filed herewith.

         12 Form of Opinion of Kirkpatrick & Lockhart LLP as to tax matters, including consent; filed herewith.

         13 (a) Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc., dated August 1, 1985. (3)

            (b) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (2)

            (c) Exhibit A, as revised September 18, 2002, to the Amended and
                Restated Master Administrative Services Agreement. (9)

         14 Consent of Deloitte & Touche LLP, independent accountants to Global Telecommunications Series and Technology Series; filed herewith.

         15     Not Applicable.

         16 (a) Power of Attorney, dated May 4, 2001. (8)

            (b) Power of Attorney, dated August 1, 2002. (11)

            (c) Power of Attorney, dated November 4, 2002. (11)

            (d) Power of Attorney, dated April 1, 2003. (11)

         17 (a) Technology Series Prospectus and Statement of Additional
                Information, dated May 1, 2003. (11)

            (b) Technology Series' Annual Report to Shareholders for the
                fiscal year ended December 31, 2002. (13)

            (c) Global Telecommunications Series Prospectus and Statement of
                Additional Information, dated May 1, 2003. (11)

            (e) Global Telecommunications Series' Annual Report to
                Shareholders for the fiscal year ended December 31, 2002. (13)

---------------
 (1) Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 29, 1997.

 (2) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.

 (3) Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR on February 13, 1998.

 (4) Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC via EDGAR on February 22, 1999.

 (5) Incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 28, 2000.

 (6) Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed with the SEC via EDGAR on December 13, 2000.

 (7) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

 (8) Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed with the SEC via EDGAR on May 29, 2001.

 (9) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed with the SEC via EDGAR on March 1, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 30, 2003.

(12) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on October 16, 2002.

(13) Incorporated by reference to Registrant's Form N-30D (File Nos. 2-83616 and 811-3732) filed with the SEC via EDGAR on February 27, 2003.

ITEM 17. UNDERTAKINGS

         (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (c) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

                                     NOTICE

         A copy of the Amended and Restated Declaration of Trust, as amended, of MFS/Sun Life Series Trust, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 14th day of May 2003.

                                         MFS(R)/SUN LIFE SERIES TRUST
                                           On behalf of one of its series,
                                           Technology Series

                                         By:    JAMES R. BORDEWICK, JR.
                                                ----------------------------
                                         Name:  James R. Bordewick, Jr.
                                         Title: Assistant Clerk and Assistant
                                                Secretary



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on May 14, 2003.


             SIGNATURE   TITLE


C. JAMES PRIEUR*                         Chairman
-----------------------------------
C. James Prieur


JOHN W. BALLEN*                          Principal Executive Officer
-----------------------------------
John W. Ballen

                                         Principal Financial Officer and
RICHARD M. HISEY*                          Principal Accounting Officer
-----------------------------------
Richard M. Hisey


SAMUEL ADAMS*                            Trustee
-----------------------------------
Samuel Adams


J. KERMIT BIRCHFIELD*                    Trustee
-----------------------------------
J. Kermit Birchfield


ROBERT C. BISHOP*                        Trustee
-----------------------------------
Robert C. Bishop


FREDERICK H. DULLES*                     Trustee
-----------------------------------
Frederick H. Dulles


DAVID D. HORN*                           Trustee
-----------------------------------
David D. Horn


DERWYN F. PHILLIPS*                      Trustee
-----------------------------------
Derwyn F. Phillips


RONALD G. STEINHART*                     Trustee
-----------------------------------
Ronald G. Steinhart


HAVILAND WRIGHT*                         Trustee
-----------------------------------
Haviland Wright



                                         *By:  JAMES R. BORDEWICK, JR.
                                               ----------------------------
                                         Name: James R. Bordewick, Jr.
                                                 as Attorney-in-fact

                                         Executed by James R. Bordewick, Jr. on
                                         behalf of those indicated pursuant to
                                         a Power of Attorney dated May 4, 2001,
                                         included in the Registrant's
                                         Post-Effective Amendment No. 30 filed
                                         with the Securities and Exchange
                                         Commission via EDGAR on May 29, 2001;
                                         and Powers of Attorney dated August 1,
                                         2002, November 4, 2002 and April 1,
                                         2003, each incorporated by reference
                                         to Post-Effective Amendment No. 32 to
                                         the Registrant's Registration
                                         Statement filed with the SEC via EDGAR
                                         on April 30, 2003.

                                 EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement pursuant to General Instruction G of Form N-14.


EXHIBITS                                   DESCRIPTION                    PAGE

   11         Opinion of James R. Bordewick, Jr. including consent.

   12         Form of Opinion of Kirkpatrick & Lockhart LLP as to
                tax matters, including consent.

   14         Consent of Deloitte & Touche, independent accountants
                to Global Telecommunications Series and Technology
                Series.